Exhibit 10.1

Execution Version

MOTOROLA SOLUTIONS, INC.

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

INDENTURE

Dated as of August 25, 2015

2.0% CONVERTIBLE SENIOR NOTES DUE 2020

i

ARTICLE 13
MISCELLANEOUS

Section 13.01.	Notices	72
Section 13.02.	Communication by Holders with Other Holders	74
Section 13.03.	Certificate and Opinion as to Conditions Precedent	74
Section 13.04.	Statements Required in Certificate or Opinion	75
Section 13.05.	Rules by Trustee and Agents	75
Section 13.06.	Legal Holidays	75
Section 13.07.	Duplicate Originals	75
Section 13.08.	Facsimile and PDF Delivery of Signature Pages	75
Section 13.09.	Governing Law	75
Section 13.10.	No Adverse Interpretation of Other Agreements	76
Section 13.11.	Successors	76
Section 13.12.	Separability	76
Section 13.13.	Table of Contents, Headings, Etc.	77
Section 13.14.	Calculations in Respect of the Securities	77
Section 13.15.	No Personal Liability of Directors, Officers, Employees or Shareholders	77
Section 13.16.	Force Majeure	77
Section 13.17.	Trust Indenture Act Controls	77
Section 13.18.	No Security Interest Created	77
Section 13.19.	Benefits of Indenture	77
Section 13.20.	Withholding	78

EXHIBITS

Exhibit A	Form of Security
Exhibit B-1A	Form of Security Private Placement Legend
Exhibit B-1B	Form of Common Stock Private Placement Legend
Exhibit B-2	Form of Legend for Global Security
Exhibit C	Form of Notice of Transfer Pursuant to Registration Statement
Exhibit D	Form of Certificate of Transfer
Exhibit E	Form of Certificate of Exchange

MOTOROLA SOLUTIONS, INC.

Reconciliation and tie between Trust Indenture Act of 1939 and

Indenture, dated as of August 25, 2015

§ 310(a)(1)	7.09
(a)(2)	7.09
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(a)(5)	7.09
(b)	7.09
§ 311(a)	7.10
(b)	7.10
(c)	Not Applicable
§ 312(a)	2.05
(b)	13.02
(c)	13.02
§ 313(a)	7.11
(b)(1)	7.11
(b)(2)	7.11
(c)	7.11
(d)	7.11
§ 314(a)	4.03, 13.01, 13.04
(b)	Not Applicable
(c)(1)	13.03
(c)(2)	13.03
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	13.04
(f)	Not Applicable
§ 315(a)	7.01
(b)	7.05
(c)	7.01
(d)	7.01
(e)	6.11
§ 316(a)(last sentence)	2.09
(a)(1)(A)	6.05
(a)(1)(B)	6.04
(a)(2)	Not Applicable
(b)	6.07
(c)	2.12
§ 317(a)(1)	6.08
(a)(2)	6.09
(b)	2.04
§ 318(a)	13.17

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

INDENTURE, dated as of August 25, 2015, between Motorola Solutions, Inc., a Delaware corporation (the “Company,” as more fully set forth in Section 1.01), and The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, as trustee (the “Trustee,” as more fully set forth in Section 1.01).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of the Company’s 2.0% Convertible Senior Notes due 2020 (the “Securities”).

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01.

“Additional Interest” means all amounts, if any, payable pursuant to Section 6.02(b), as applicable.

“Affiliate” means, with respect to a specified Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For this purpose, “control” shall mean the power to direct the management and policies of a Person through the ownership of securities, by contract or otherwise.

“Applicable Procedures” means, with respect to any transfer or exchange of or for the beneficial interests in any Global Security, the rules and procedures of the Depository that apply to such transfer or exchange.

“Bankruptcy Law” means Title 11, U.S. Code or any similar U.S. Federal or State law for the relief of debtors, or any analogous foreign law applicable to the Company or its Subsidiaries, as the case may be.

“Bankruptcy Custodian” means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

“Board of Directors” means the board of directors of the Company or any committee thereof authorized to act for it.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person and all warrants or options to acquire such capital stock.

“Change in Control” shall be deemed to have occurred at such time as:

(a) any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner” (as that term is used in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total outstanding voting power of all classes of the Company’s Capital Stock entitled to vote generally in the election of directors (“Voting Stock”);

(b) the consummation of a sale, transfer, lease, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the consolidated property or assets of the Company and its Subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company and/or one or more of the Company’s direct or indirect Subsidiaries (for the avoidance of doubt a merger or consolidation of the Company with or into another Person is not subject to this clause (b));

(c) any transaction or series of related transactions is consummated in connection with which (whether by means of merger, exchange, liquidation, tender offer, consolidation, combination, reclassification, recapitalization, acquisition or otherwise) all of the Common Stock are exchanged for, converted into, acquired for or constitutes solely the right to receive other securities, other property, assets or cash, but excluding the consummation of any merger, exchange, tender offer, consolidation or acquisition of the Company with or by another Person pursuant to which the Persons that “beneficially owned,” directly or indirectly, the shares of the Company’s Voting Stock immediately prior to such transaction “beneficially own,” directly or indirectly, immediately after such transaction, shares of the surviving, continuing or acquiring corporation’s Voting Stock representing at least fifty percent (50%) of the total outstanding voting power of all outstanding classes of Voting Stock of the surviving, continuing or acquiring corporation in substantially the same proportion relative to each other as such ownership immediately prior to such transaction; or

(d) the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, (x) any transaction that constitutes a Change of Control pursuant to both clause (a) and clause (c) shall be deemed a Change of Control solely under clause (c) above and (y) a transaction or transactions described above (including any merger of the Company solely for the purpose of changing the Company’s jurisdiction of incorporation) shall not constitute a “Change in Control” if (i) at least ninety percent (90%) of the consideration received or to be received by holders of the Common Stock or Reference Property into which the Securities have become convertible pursuant to Section 10.11 (other than cash payments for fractional shares or pursuant to statutory appraisal rights) in connection with such transaction or transactions consists of common equity listed or quoted on The New York Stock

Exchange, NYSE MKT LLC, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market (or any of their respective successors) or any other U.S. national securities exchange (or which will be so traded when issued or exchanged in connection with such consolidation or merger) and (ii) as a result of such transaction or transactions, the Securities become convertible or exchangeable for such consideration pursuant to Section 10.11.

“Close of Business” means 5:00 p.m., New York City time.

“Closing Sale Price” on any date means the per share price of the Common Stock on such date, determined (i) on the basis of the closing sale price per share (or if no closing sale price per share is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in the composite transactions for the Relevant Stock Exchange; or (ii) if the Common Stock is not listed on a U.S. national or regional securities exchange on the relevant date, the last quoted bid price for the Common Stock on the relevant date, as reported by OTC Markets Group, Inc. or a similar organization; provided, however, that in the absence of any such report or quotation, the “Closing Sale Price” shall be the price determined by a nationally recognized independent investment banking firm retained by the Company for such purpose as most accurately reflecting the per share price that a fully informed buyer, acting on his own accord, would pay to a fully informed seller, acting on his own accord in an arms-length transaction, for one share of Common Stock. The Closing Sale Price shall be determined without reference to after-hours or extended market trading.

“Company” means the party named as such above until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“Company Order” means a written request or order signed on behalf of the Company by an Officer and delivered to the Trustee.

“Common Stock” means the common stock, par value $0.01 per share, of the Company at the date of this Indenture, subject to Section 10.11.

“Conversion Date” with respect to a Security means the date on which a Holder satisfies all the requirements for such conversion specified under Section 10.01(b).

“Conversion Notice” means a “Conversion Notice” in the form attached as Attachment 2 to the Form of Security attached hereto as Exhibit A.

“Conversion Price” means as of any date, $1,000 divided by the Conversion Rate as of such date.

“Conversion Rate” shall initially be 14.5985, subject to adjustment as provided in Article 10.

“Corporate Trust Office of the Trustee” means the principal office of the Trustee at which at any time this Indenture shall be administered, which office as of the date hereof is located at 2 North LaSalle Street, 7th floor, Chicago, Illinois 60602, Attention: Client Service Manager (Motorola Solutions, Inc. 2015 Indenture), or such other address as the Trustee may designate from time to time by written notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by written notice to the Holders and the Company).

“Daily Conversion Value” means, for each Trading Day during the Observation Period, one-twenty-fifth of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP for such Trading Day.

“Daily Measurement Value” means the Specified Dollar Amount (if any), divided by 25.

“Daily Settlement Amount,” for each Trading Day during the Observation Period, shall consist of:

(a) cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and

(b) if the Daily Conversion Value on such Trading Day exceeds the Daily Measurement Value, a number of shares of Common Stock equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day.

“Daily VWAP” means, for each Trading Day during the relevant Observation Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “MSI <EQUITY> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Depository” means The Depository Trust Company, its nominees and successors.

“Ex Date” means the first date on which the Common Stock trades on the Relevant Stock Exchange, regular way, without the right to receive the issuance, dividend or distribution in question from the Company or, if applicable, from the seller of Common Stock on the Relevant Stock Exchange (in the form of due bills or otherwise) as determined by the Relevant Stock Exchange.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Fundamental Change” shall be deemed to occur upon the occurrence of either a Change in Control or a Termination of Trading.

“Holder” means a Person in whose name a Security is registered on the Registrar’s books.

“Indenture” means this Indenture as amended or supplemented from time to time.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Interest Payment Date” means March 1 and September 1 of each year, beginning on March 1, 2016.

“Issue Date” means August 25, 2015.

“Make-Whole Fundamental Change” means an event described in the definition of Change in Control set forth above after giving effect to any exceptions to or exclusions from such definition (including, without limitation, the exception described in the paragraph immediately following such clauses), but without regard to the exclusion set forth in clause (c) of such definition.

“Market Disruption Event” means, with respect to the Common Stock or any other security, (i) a failure by the Relevant Stock Exchange to open for trading during its regular trading session or (ii) the occurrence or existence for more than one-half hour period in the aggregate on any Scheduled Trading Day for Common Stock or such other security of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Relevant Stock Exchange or otherwise) of the Common Stock or such other security or in any options contracts or future contracts relating to the Common Stock or such other security, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such day.

“Maturity Date” means September 1, 2020.

“Observation Period,” with respect to any Security (other than an SLP Security) surrendered for conversion, means: (i) if the relevant Conversion Date occurs prior to June 1, 2020, the 25 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; and (ii) if the relevant Conversion Date occurs on or after June 1, 2020, the 25 consecutive Trading Days beginning on, and including, the 27th Scheduled Trading Day immediately preceding the Maturity Date; and, with respect to SLP Securities, has the meaning set forth in Section 10.02(a)(v).

“Officer” means the Chief Executive Officer, the President, the Chief Financial Officer, Controller, Director of Treasury, the Treasurer, the Secretary, any Assistant Treasurer, any Assistant Secretary and any Vice President of the Company.

“Officers’ Certificate” means a certificate signed by (i) by the Chief Executive Officer, the President, the Chief Financial Officer or any of the Vice Presidents of the Company, and (ii) by the Controller, Director of Treasury, Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any of the Vice Presidents of the Company, delivered to the Trustee.

“Open of Business” means 9:00 a.m., New York City time.

“Opinion of Counsel” means a written opinion that meets the requirements of Section 13.04 from legal counsel who may be an employee of or counsel for the Company, or other counsel, including counsel for the transferor or transferee, reasonably acceptable to the Trustee.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Physical Security” means permanent certificated Securities in registered non-global form issued in denominations of $1,000 principal amount and integral multiples in excess thereof.

“record date” means, unless the context requires otherwise, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other security) have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Record Date” for interest payable in respect of any Security on any Interest Payment Date means, the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

“Relevant Stock Exchange” means The New York Stock Exchange or, if the Common Stock (or other security for which the Closing Sale Price must be determined) is not then listed on The New York Stock Exchange, the principal other U.S. national or regional securities exchange or market on which the Common Stock (or such other security) is then listed.

“Repurchase Notice” means a “Repurchase Notice” in the form attached as Attachment 3 to the form of Security attached hereto as Exhibit A.

“Responsible Officer” shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee who shall have direct responsibility for the administration of this Indenture, and also means with respect to a particular matter, any other officer of the Trustee to whom such corporate trust matter is referred because of such Person’s knowledge of and familiarity with the particular subject.

“Restricted Global Security” means a Global Security that bears the Security Private Placement Legend.

“Restricted Security” means a Security that constitutes a “restricted security” within the meaning of Rule 144(a)(3) under the Securities Act until such time as such Security is freely tradable by a Person who is not (and has not been for the three months preceding the applicable transfer) an “affiliate” (as defined in such rule) pursuant to such rule. Each of the Global Securities issued on the Issue Date that bear the Security Private Placement Legend shall be Restricted Securities as of the Issue Date.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on Relevant Stock Exchange. If the Common Stock is not listed on any U.S. national or regional securities exchange, “Scheduled Trading Day” means a Business Day.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Securities Agent” means any Registrar, Paying Agent or Conversion Agent.

“Settlement Method” means, with respect to any conversion of Securities, Physical Settlement, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Company.

“SLP Global Security” means each Global Security that is issued and authenticated on the Issue Date with an initial balance of $500,000,000 and bears the Security Private Placement Legend and is identified by CUSIP No. 620076 BG3 and ISIN No. US620076BG39.

“SLP Securities” means an SLP Global Security or any temporary Security or Physical Security exchanged for an SLP Global Security.

“Specified Dollar Amount” means the maximum cash amount per $1,000 principal amount of Securities to be received upon conversion as specified in the Settlement Notice (or deemed specified pursuant to this Indenture) related to any converted Securities (or portion thereof).

“Subsidiary” of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the shares, interests, participations or other equivalents (however designated) of Capital Stock ordinarily entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other voting members of the governing body thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.

“Termination of Trading” shall be deemed to occur if the Common Stock (or other common equity into which the Securities are then convertible) is not listed for trading on any of The New York Stock Exchange, NYSE MKT LLC, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market (or any of their respective successors) or any other U.S. national securities exchange.

“TIA” means the Trust Indenture Act of 1939 as amended and in effect from time to time.

“Trading Day” means a day on which (i) there is no Market Disruption Event, (ii) trading in the Common Stock generally occurs on the Relevant Stock Exchange or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded, and (iii) a Closing Sale Price for the Common Stock is available on such securities exchange or market; provided that if the Common Stock (or other security for which a Closing Sale Price must be determined) is not so listed or traded, “Trading Day” means a Business Day.

“Trustee” means the party named as such in this Indenture until a successor replaces it in accordance with the provisions hereof and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“Unrestricted Global Security” means a Global Security that does not bear the Security Private Placement Legend.

Section 1.02. Other Definitions.

Term	Defined in Section

“Applicable Price”	10.14(d)
“Applicable Tax Laws”	4.07
“Authorized Officers”	13.01(b)
“Cash Settlement”	10.02(a)
“Clause A Distribution”	10.06(c)
“Clause B Distribution”	10.06(c)
“Clause C Distribution”	10.06(c)
“Combination Settlement”	10.02(a)
“Common Stock Private Placement Legend”	2.17
“Conversion Agent”	2.03
“Conversion Obligation”	10.01(a)
“Distributed Property”	10.06(c)
“Effective Date”	10.14(a)
“Electronic Means”	13.01(b)
“Event of Default”	6.01
“Fundamental Change Notice”	3.01(b)
“Fundamental Change Repurchase Date”	3.01(a)
“Fundamental Change Repurchase Price”	3.01(a)
“Fundamental Change Repurchase Right”	3.01(a)
“Global Security”	2.01
“HSR Act”	10.02(c)
“Instructions”	13.01(b)
“Make-Whole Applicable Increase”	10.14(b)
“Make-Whole Conversion Period”	10.14(a)
“Merger Event”	10.11
“Participants”	2.15
“Paying Agent”	2.03
“Physical Settlement”	10.02(a)

“Reference Property”	10.11
“Registrar”	2.03
“Repurchase Upon Fundamental Change”	3.01(a)
“Resale Restriction Termination Date”	2.17
“Securities”	Preamble
“Security Private Placement Legend” “Settlement Amount” “Settlement Notice”	2.17 10.02(a)(iv) 10.02(a)(iii)
“Spin-Off”	10.06(c)
“Trigger Event”	10.06(c)
“Valuation Period”	10.06(c)
“Voting Stock”	1.01 (Definition of “Change in Control”)

Section 1.03. Rules of Construction. Unless the context otherwise requires:

(i) a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. generally accepted accounting principles in effect from time to time;

(iii) “or” is not exclusive;

(iv) “including” means “including without limitation;”

(v) words in the singular include the plural and in the plural include the singular;

(vi) provisions apply to successive events and transactions;

(vii) the term “principal” means the principal of any Security payable under the terms of such Securities, unless the context otherwise requires;

(viii) “herein,” “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision of this Indenture;

(ix) references to currency shall mean the lawful currency of the United States of America, unless the context requires otherwise; and

(x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified.

Section 1.04. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Securities.

“indenture security holder” means a Securityholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company and any successor obligor upon the Securities.

All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

Section 1.05. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Security in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest, as the case may be, in those provisions hereof where such express mention is not made.

ARTICLE 2

THE SECURITIES

Section 2.01. Form and Dating. The Securities and the Trustee’s certificate of authentication shall be substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage; provided that such notations, legends or endorsements are in a form acceptable to the Company. Each Security shall be dated the date of its authentication.

So long as the Securities, or portion thereof, are eligible for book-entry settlement with the Depository, unless otherwise required by law, subject to Section 2.15, such Securities may be represented by one or more Securities in global form registered in the name of the Depository or the nominee of the Depository (“Global Securities”). The transfer and exchange of beneficial interests in any such Global Securities shall be effected through the Depository in accordance with this Indenture and the Applicable Procedures. Except as provided in Section 2.15, beneficial owners of a Global Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive Physical Securities and such beneficial owners will not be considered Holders of such Global Security.

Any Global Securities shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect issuances, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the custodian for the Global Security, at the written direction of the Trustee, in such manner and upon instructions given by the Holder of such Securities in accordance with this Indenture. Payment of principal of, and interest on, any Global Securities (including the Fundamental Change Repurchase Price, if applicable) shall be made to the Depository in immediately available funds.

Section 2.02. Execution and Authentication. One duly authorized Officer shall sign the Securities for the Company by manual or facsimile signature.

A Security’s validity shall not be affected by the failure of an Officer whose signature is on such Security to hold, at the time the Security is authenticated, the same office at the Company.

A Security shall not be valid until duly authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

Upon a Company Order, the Trustee shall authenticate Securities for original issue in the aggregate principal amount of $1,000,000,000. The aggregate principal amount of Securities outstanding at any time may not exceed $1,000,000,000, subject to the immediately succeeding paragraph and except for Securities authenticated and delivered in lieu of lost, destroyed or wrongfully taken Securities pursuant to Section 2.07.

The Company may not, without the consent of Holders of 100% in aggregate principal amount of the outstanding Securities, increase the aggregate principal amount of Securities by issuing additional Securities in the future (except for Securities authenticated and delivered upon registration of transfer or exchange for or in lieu of other Securities pursuant to Sections 2.06, 2.07, 2.10, 2.15, 2.16. 2.17, 3.01(h) and 10.02(f)).

Upon a Company Order, the Trustee shall authenticate Securities, including Securities not bearing the Security Private Placement Legend, to be issued to the transferees when sold pursuant to an effective registration statement under the Securities Act as set forth in Section 2.16(b) or when not otherwise required under this Indenture to bear the Security Private Placement Legend.

The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent so appointed has the same rights as a Securities Agent to deal with the Company and its Affiliates.

If a Company Order pursuant to this Section 2.02 has been, or simultaneously is, delivered, then any instructions by the Company to the Trustee with respect to endorsement, delivery or redelivery of a Security that is a Global Security shall be in writing but need not comply with Section 13.03 and shall not be required to be accompanied by an Opinion of Counsel.

The Securities shall be issuable only in registered form without interest coupons and only in minimum denominations of $1,000 principal amount and any integral multiple thereof.

Section 2.03. Registrar, Paying Agent and Conversion Agent. The Company shall maintain, or shall cause to be maintained, (i) an office or agency where Securities may be presented for registration of transfer or for exchange (“Registrar”), (ii) an office or agency where Securities may be presented for payment (“Paying Agent”) and (iii) an office or agency where Securities may be presented for conversion (“Conversion Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents, subject to providing written notification to the Trustee of any such new registrar, paying agent or conversion agent, and may act in any such capacity on its own behalf. The term “Registrar” includes any co-registrar; the term “Paying Agent” includes any additional paying agent; and the term “Conversion Agent” includes any additional conversion agent.

The Company shall use reasonable best efforts to enter into an appropriate agency agreement with any Securities Agent not a party to this Indenture, if any. Such agency agreement, if any, shall implement the provisions of this Indenture that relate to such Securities Agent. The Company shall notify the Trustee in writing of the name and address of any Securities Agent not a party to this Indenture. If the Company fails to maintain an entity other than the Trustee as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

Section 2.04. Paying Agent to Hold Money in Trust. Each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all moneys held by the Paying Agent for the payment of the Securities, and shall notify the Trustee in writing of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds so paid by it. Upon payment over to the Trustee, the Paying Agent shall have no further liability for such money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent; provided that the Company may not act as Paying Agent upon the occurrence and continuance of an Event of Default.

Section 2.05. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish, or shall cause to be furnished, to the Trustee before each Interest Payment Date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Holders appearing in the security register of the Registrar and the Company shall otherwise comply with Section 312(a) of the TIA.

Section 2.06. Transfer and Exchange. Subject to Section 2.15 and Section 2.16, where Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements under this Indenture for such transaction are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar’s request or upon the Trustee’s receipt of a Company Order therefor. The Company, the Registrar or the Trustee, as the case may be, shall not be required to register the transfer of or exchange any Security for which a Repurchase Notice has been delivered, and not withdrawn, in accordance with this Indenture, except if the Company has defaulted in the payment of the Fundamental Change Repurchase Price with respect to such Security or to the extent that a portion of such Security is not subject to such Repurchase Notice.

No service charge shall be made for any transfer, exchange or conversion of Securities, but the Company and the Trustee may require payment of a sum sufficient to cover any documentary, stamp, issue or transfer tax or similar governmental charge that may be imposed in connection with any transfer, exchange or conversion of Securities, other than exchanges pursuant to Section 2.07, Section 2.10, Section 3.01, Section 9.04 or Section 10.02, in each case, not involving any transfer.

Section 2.07. Replacement Securities. If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate, at the Holder’s expense, a replacement Security upon surrender to the Trustee of the mutilated Security, or upon delivery to the Trustee of evidence of the loss, destruction or theft of the Security satisfactory to the Trustee and the Company. In the case of a lost, destroyed or wrongfully taken Security, if required by the Trustee or the Company, indemnity (including in the form of a bond) must be provided by the Holder that is reasonably satisfactory to the Trustee and the Company to indemnify and hold harmless the Company, the Trustee or any Securities Agent from any loss that any of them may suffer if such Security is replaced.

In case any such mutilated, lost, destroyed or wrongfully taken Security has become due and payable, the Company in its discretion may, instead of issuing a new Security, pay the amounts due in respect of such Security as provided hereunder.

Every replacement Security is an additional obligation of the Company only as provided in Section 2.08.

Section 2.08. Outstanding Securities. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Except to the extent provided in Section 2.09, a Security does not cease to be outstanding because the Company or one of its Subsidiaries or Affiliates holds the Security.

If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a protected purchaser.

If the Paying Agent (in the case of a Paying Agent other than the Company) holds as of 11:00 a.m. New York City time on a Fundamental Change Repurchase Date or the Maturity Date, money sufficient to pay the aggregate Fundamental Change Repurchase Price or principal amount (plus accrued and unpaid interest, if any), as the case may be, with respect to all Securities to be repurchased or paid on such Fundamental Change Repurchase Date or the Maturity Date, as the case may be, in each case, payable as herein provided on such Fundamental Change Repurchase or the Maturity Date, then (unless there shall be a Default in the payment of such aggregate Fundamental Change Repurchase Price, principal amount, or of such accrued and unpaid interest), except as otherwise provided herein, on and after such date such Securities shall be deemed to be no longer outstanding, interest on such Securities shall cease to accrue, and such Securities shall be deemed to be paid whether or not such Securities are delivered to the Paying Agent. Thereafter, all rights of the Holders of such Securities shall terminate with respect to such Securities, other than the right to receive the Fundamental Change Repurchase Price, principal amount, as the case may be, plus, if applicable, such accrued and unpaid interest in accordance with this Indenture.

If a Security is converted in accordance with Article 10 then, from and after the time of such conversion on the Conversion Date, such Security shall cease to be outstanding, and interest, if any, shall cease to accrue on such Security unless there shall be a Default in the payment or delivery of the consideration payable and/or deliverable hereunder upon such conversion (except that any such Security will remain outstanding solely for the purpose of receiving any interest or other amounts due following such conversion as set forth in this Indenture).

Section 2.09. Securities Held by the Company or an Affiliate. In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any of its Subsidiaries or Affiliates shall be considered as though not outstanding, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be considered to be outstanding for purposes of this Section 2.09 if the pledgee establishes, to the satisfaction of the Trustee, the pledgee’s right so to concur with respect to such Securities and that the pledgee is not, and is not acting at the direction or on behalf of, the Company, any other obligor on the Securities, an Affiliate of the Company or an Affiliate of any such other obligor. In case of a dispute as to whether the pledgee has established the foregoing, any decision by the Trustee taken upon the advice of counsel shall provide full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination. Notwithstanding Section 316(a)(1) of the TIA or anything herein to the contrary, to the fullest extent permitted by law, no SLP Securities shall be deemed to be owned by the Company or any of its Subsidiaries or Affiliates for purposes of this Indenture, the Securities and any direction, waiver or consent with respect thereto.

Section 2.10. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall, upon receipt of a Company Order therefor, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of a Company Order therefor, shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, each temporary Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities, and such temporary Security shall be exchangeable for definitive Securities in accordance with the terms of this Indenture.

Section 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall promptly cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation in accordance with its customary procedures. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. All cancelled Securities held by the Trustee shall be disposed of in accordance with its customary procedure for the disposal of cancelled securities, and certification of such disposal shall be delivered by the Trustee to the Company unless the Company shall, by a Company Order, direct that cancelled Securities be returned to it.

Section 2.12. Defaulted Interest. If, and to the extent, the Company defaults in a payment of interest on the Securities, the Company shall pay in cash the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest on such defaulted interest at the rate provided in the Securities. The Company may pay the defaulted interest (plus interest on such defaulted interest) to the Persons who are Holders on a subsequent special record date. The Company shall fix such special record date and payment date. At least fifteen (15) calendar days before the special record date, the Company shall send to Holders a notice that states the special record date, payment date and amount of interest to be paid. Upon the due payment in full, interest shall no longer accrue on such defaulted interest pursuant to this Section 2.12.

Section 2.13. CUSIP Numbers. The Company in issuing the Securities may use one or more “CUSIP” numbers, and, if so, the Trustee shall use the CUSIP numbers in notices as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP numbers printed on the notice or on the Securities; and provided further that reliance may be placed only on the other identification numbers printed on the Securities, and the effectiveness of any such notice shall not be affected by any defect in, or omission of, such CUSIP numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

Section 2.14. Deposit of Moneys. Prior to 11:00 a.m., New York City time, on each Interest Payment Date, the Maturity Date or any Fundamental Change Repurchase Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.04) money, in funds immediately available on such date, sufficient to make cash payments, if any, due on such Interest Payment Date, the Maturity Date or such Fundamental Change Repurchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, the Maturity Date or such Fundamental Change Repurchase Date, as the case may be.

If any Interest Payment Date, the Maturity Date or any Fundamental Change Repurchase Date falls on a date that is not a Business Day, the payment due on such Interest Payment Date, the Maturity Date or such Fundamental Change Repurchase Date, as the case may be, shall be postponed until the next succeeding Business Day, and no interest or other amount shall accrue as a result of such postponement.

Section 2.15. Book-Entry Provisions for Global Securities. (a) Global Securities initially shall (i) be registered in the name of the Depository, its successors or their respective nominees, (ii) be delivered to the Trustee as custodian for the Depository, its successors or their respective nominees, as the case may be, and (iii) bear the legends such Global Securities are required to bear under Section 2.17.

Members of, or participants in, the Depository (“Participants”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository (or its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever; provided, however, that each SLP Global Security shall be subject to the rights under Section 10.02(c) of the beneficial owners of such SLP Global Security. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, any Securities Agent or any of their respective agents from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(b) Except as otherwise set forth in this Section 2.15 or Section 2.16, transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. In addition, one or more Physical Securities shall be transferred to each owner of a beneficial interest in a Global Security, as identified by the Depository, in exchange for its beneficial interest in the Global Securities if (i) the Depository notifies the Company that the Depository is unwilling or unable to continue as depository for any Global Security, or the Depository ceases to be a “clearing agency” registered under Section 17A of the Exchange Act, and, in either case, a successor Depository is not appointed by the Company within ninety (90) days of such notice or cessation or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the beneficial owner (via the Depository) of the relevant Securities to issue Physical Securities. For the avoidance of doubt, if any event described in clause (i) of the immediately preceding sentence occurs, any owner of a beneficial interest in any Global Security will be entitled to receive one or more Physical Securities in exchange for its beneficial interest or interests in the Global Securities, and if any event described in clause (ii) of the immediately preceding sentence occurs, only the beneficial owner that has made a written request to the Registrar (via the Depository) will be entitled to receive one or more Physical Securities in exchange for its beneficial interest or interests in the Global Securities. The Company may also exchange beneficial interests in a Global Security for one or more Physical Securities registered in the name of the owner of beneficial interests if the Company and the owner of such beneficial interests agree to so exchange.

(c) The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as, to the extent applicable, the other provisions of this Section 2.15(c) that follow:

(i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security (or a Restricted Global Security with the same CUSIP number) in accordance with the transfer restrictions set forth in the Security Private Placement Legend. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this clause (i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of a beneficial interest in a Global Security that are not addressed by Section 2.15(c)(i), there must be delivered (A) such instruction or order from a Participant or an Indirect Participant to the Depository, as may be required by the Applicable Procedures, directing the Depository to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Security contained in this Indenture, the Trustee shall adjust the principal amount of the Global Securities pursuant to Section 2.15(d).

(iii) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of this Section 2.15(c) and the Registrar receives the following:

(A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder substantially in the form of Exhibit E; or

(B) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit D;

and, in each such case set forth in this clause (iii), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that no registration under the Securities Act is required in connection with such exchange or transfer of beneficial interests to the relevant Person or in connection with any re-sales of the beneficial interests in the Unrestricted Global Security that are beneficially owned by such Person on the date of such opinion.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(iv) Transfer and Exchange of Beneficial Interests in one Restricted Global Security for Beneficial Interests in another Restricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in a Restricted Global Security with a different CUSIP or different legends or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security with a different CUSIP or different legends if the exchange or transfer complies with the requirements of this Section 2.15(c) and the Registrar receives the following:

(A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in a Restricted Global Security with a different CUSIP or different legends, a certificate from such Holder substantially in the form of Exhibit E; or

(B) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in a Restricted Global Security with a different CUSIP or different legends, a certificate from such holder in the form of Exhibit D.

Notwithstanding the foregoing or anything to the contrary provided herein, a holder of a beneficial interest in a Security that is not an SLP Security may not exchange or transfer such beneficial interest for a beneficial interest in an SLP Security.

(d) At such time as all beneficial interests in a particular Global Security have been exchanged for Physical Securities or a particular Global Security has been repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Physical Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

(e) In connection with the transfer of a Global Security in its entirety to beneficial owners pursuant to Section 2.15(b), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

(f) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to Section 2.15(b), shall bear the same legend(s), if any, from Exhibit B-1A that are borne by the relevant Global Security, except to the extent the requirements of Section 2.15(c)(iii) or Section 2.15(c)(iv) are satisfied with respect to the removal or addition of any legend, mutatis mutandis for the fact that a Physical Security is being issued rather than a beneficial interest in a Global Security.

(g) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

(h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on the transfer of any interest in any Securities imposed under this Indenture or under applicable law (including any transfers between or among Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(i) Neither the Trustee nor any Securities Agent shall have any responsibility for any actions taken or not taken by the Depository.

(j) No service charge shall be made to or by a holder of a beneficial interest in a Global Security or to or by a Holder of a Physical Security for any registration of transfer or exchange.

(k) All Global Securities and Physical Securities issued upon any registration of transfer or exchange of Global Securities or Physical Securities shall evidence the same debt of the Company and entitled to the same benefits under this Indenture, as the Global Securities or Physical Securities surrendered upon such registration of transfer or exchange.

(l) Prior to due presentment for the registration of a transfer of any Security, the Trustee and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and neither of the Trustee or the Company shall be affected by notice to the contrary.

(m) Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 4.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more replacement Securities of any authorized denomination or denominations of a like aggregate principal amount.

(n) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Global Securities or Physical Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and send, the replacement Global Securities and Physical Securities which the Holder making the exchange is entitled to in accordance with the provisions of Section 2.02.

(o) Neither the Trustee nor any Securities Agent shall have any responsibility or obligation to any beneficial owner of an interest in the Global Securities, an agent member of, or a participant in, the Depository or other person with respect to the accuracy of the records of the Depository or its nominees or of any Participant or member thereof, with respect to any ownership interest in the Global Securities or with respect to the delivery to any Participant, agent member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. The rights of beneficial owners in any Global Securities shall be exercised only through the Depository, subject to its applicable rules and procedures. The Trustee and each agent may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its agent members, Participants and any beneficial owners.

Section 2.16. Special Transfer Provisions. (a) Notwithstanding any other provisions of this Indenture, but except as provided in Section 2.15(b), a Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(b) Upon the transfer, exchange or replacement of Securities not bearing the Security Private Placement Legend, unless the Company notifies the Trustee in writing otherwise, the Trustee shall deliver Securities that do not bear the Security Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Security Private Placement Legend, the Trustee shall deliver only Securities that bear the Security Private Placement Legend unless (i) the requested transfer, exchange or replacement is after the Resale Restriction Termination Date, (ii) there is delivered to the Trustee and the Company an Opinion of Counsel reasonably satisfactory to the Company and addressed to the Company to the effect that no registration under the Securities Act is required in connection with such transfer, exchange or replacement of such Securities in connection with any re-sales of such Securities on the date of such opinion or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Holder selling such Securities has delivered to the Registrar a notice in the form of Exhibit C hereto.

(c) By its acceptance of any Security or any Common Stock bearing the Security Private Placement Legend or the Common Stock Private Placement Legend, each holder thereof acknowledges the restrictions on transfer of such security set forth in this Indenture and in the Security Private Placement Legend or Common Stock Private Placement Legend, as applicable, and agrees that it will transfer such security only as provided in this Indenture and as permitted by applicable law.

The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section 2.16 in accordance with its customary document retention policies. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

(d) The Company may, to the extent permitted by law, purchase the Securities in the open market or by tender offer at any price or by private agreement without giving prior notice to Holders. The Company may, at its option, surrender to the Trustee for cancellation any Securities the Company purchases in this manner. Securities surrendered to the Trustee for cancellation may not be reissued or resold and shall be promptly cancelled pursuant to Section 2.11.

Section 2.17. Restrictive Legends.

(a) Each Global Security and Physical Security that constitutes a Restricted Security shall bear the legend (the “Security Private Placement Legend”) as set forth in Exhibit B-1A on the face thereof until the date such Securities no longer constitute Restricted Securities as reasonably determined by the Company in good faith and evidenced by an Officers’ Certificate

(such date, the “Resale Restriction Termination Date”); provided, however, that the following Securities shall be issued by the Company and authenticated by the Trustee on the Issue Date: (i) two SLP Global Securities, each with a balance of $500,000,000 (for a total balance of $1,000,000,000) and (ii) two Restricted Global Securities identified by CUSIP No. 620076 BK4 and ISIN No. US620076BK41, each with a balance of $0.

No transfer of any Security prior to the Resale Restriction Termination Date will be registered by the Registrar unless the applicable box on the Form of Assignment has been checked.

Any Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Security for exchange to the Trustee in accordance with the provisions of this Article 2, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Security Private Placement Legend required by this Section 2.17(a) and shall not be assigned a restricted CUSIP number. In addition, on or after the Resale Restriction Termination Date, upon the request of any Holder and upon surrender of its Security for exchange, the Company shall exchange a Physical Security with the Security Private Placement Legend for a Physical Security without Security Private Placement Legend so long as the Holder covenants to the Company that it will offer, sell, pledge or otherwise transfer such Security in compliance with the Securities Act. The Company shall be entitled to instruct the Trustee in writing to cancel any Global Security as to which such restrictions on transfer shall have expired in accordance with their terms for exchange, and, upon such instruction, the Trustee shall provide evidence of cancellation of such Global Security; and any new Global Security exchanged therefor shall not bear the Security Private Placement Legend specified in this Section 2.17(a) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee in writing upon the occurrence of the Resale Restriction Termination Date and promptly after a registration statement, if any, with respect to the Securities or any Common Stock issued upon conversion of the Securities has been declared effective under the Securities Act.

(b) Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of such Security, if any, shall, if such shares constitute Restricted Securities at their time of issuance, bear the legend (the “Common Stock Private Placement Legend”) as set forth in Exhibit B-1B unless such Common Stock have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or have been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing.

(c) Each Global Security shall also bear the legend as set forth in Exhibit B-2.

ARTICLE 3

REPURCHASE

Section 3.01. Repurchase at Option of Holder Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder of Securities shall have the right (the “Fundamental Change Repurchase Right”), at such Holder’s option, to require the Company to repurchase (a “Repurchase Upon Fundamental Change”) all of such Holder’s Securities (or any portion thereof that is equal to $1,000 in principal amount or an integral multiples of $1,000 in excess thereof), on a date selected by the Company (the “Fundamental Change Repurchase Date”), which shall be no later than thirty five (35) Business Days, and no earlier than twenty (20) Business Days (or as such period may be extended pursuant to Section 3.01(j)), after the date the Fundamental Change Notice is sent in accordance with Section 3.01(b), at a price, payable in cash, equal to one hundred percent (100%) of the principal amount of the Securities (or portion thereof) to be so repurchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), subject to satisfaction of the following conditions:

(i) delivery to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Fundamental Change Notice, no later than the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date, of a Repurchase Notice, in the form set forth in the Securities or any other form of written notice substantially similar thereto, in each case, duly completed and signed, with appropriate signature guarantee, stating:

(A) the certificate number(s) of the Securities that the Holder will deliver to be repurchased, if such Securities are Physical Securities;

(B) the principal amount of Securities to be repurchased, which must be $1,000 or an integral multiple thereof; and

(C) that such principal amount of Securities are to be repurchased pursuant to the terms and conditions specified in this Section 3.01; and

(ii) delivery to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Fundamental Change Notice, at any time after the delivery of such Repurchase Notice, of such Securities (together with all necessary endorsements) with respect to which the Fundamental Change Repurchase Right is being exercised, if such Securities are Physical Securities, or book-entry transfer of the Securities, if the Securities are Global Securities, in compliance with the Applicable Procedures;

provided, however, that if such Fundamental Change Repurchase Date is after a Record Date for the payment of an installment of interest and on or before the related Interest Payment Date, then the full amount of accrued and unpaid interest, if any, to, but excluding, such Interest Payment Date shall be paid on such Interest Payment Date to the Holder of record of such Securities at the Close of Business on such Record Date (without any surrender of such Securities by such Holder), and the Fundamental Change Repurchase Price shall not include any accrued but unpaid interest.

If such Securities are held in book-entry form through the Depository, the delivery of any Securities, Repurchase Notice, Fundamental Change Notice or notice of withdrawal pursuant to the second immediately succeeding paragraph shall comply with the Applicable Procedures.

Notwithstanding anything herein to the contrary, any Holder that has delivered the Repurchase Notice contemplated by this Section 3.01(a) to the Company (if it is acting as its own Paying Agent) or to a Paying Agent designated by the Company for such purpose in the Fundamental Change Notice shall have the right to withdraw such Repurchase Notice by delivery, at any time prior to the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date (or, if there shall be a Default in the payment of the Fundamental Change Repurchase, at any time during which such Default is continuing), of a written notice of withdrawal to the Company (if acting as its own Paying Agent) or the Paying Agent, which notice shall be delivered in accordance with, and contain the information specified in, Section 3.01(b)(x).

The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

(b) On or before the 20th Business Day after the consummation of a Fundamental Change, the Company shall send, or cause to be sent, to all Holders of the Securities in accordance with Section 13.01 a notice (the “Fundamental Change Notice”) of the occurrence of such Fundamental Change and the Fundamental Change Repurchase Right arising as a result thereof. The Company shall deliver a copy of the Fundamental Change Notice to the Trustee at the time such notice is delivered to the Holders. Each Fundamental Change Notice shall state:

(i) the events causing the Fundamental Change;

(ii) the date of the Fundamental Change;

(iii) the Fundamental Change Repurchase Date;

(iv) the last date on which the Fundamental Change Repurchase Right may be exercised, which shall be the Business Day immediately preceding the Fundamental Change Repurchase Date;

(v) the Fundamental Change Repurchase Price;

(vi) the names and addresses of the Paying Agent and the Conversion Agent;

(vii) the procedures that a Holder must follow to exercise the Fundamental Change Repurchase Right;

(viii) that the Fundamental Change Repurchase Price for any Security as to which a Repurchase Notice has been given and not withdrawn will be paid no later than the later of such Fundamental Change Repurchase Date and the time of book-entry transfer or delivery of the Security (together with all necessary endorsements);

(ix) that, except as otherwise provided herein with respect to a Fundamental Change Repurchase Date that is after a Record Date for the payment of an installment of interest and on or before the related Interest Payment Date, on and after such Fundamental Change Repurchase Date (unless there shall be a Default in the payment of the Fundamental Change Repurchase Price), interest on Securities subject to Repurchase Upon Fundamental Change will cease to accrue, and all rights of the Holders of such Securities shall terminate, other than the right to receive, in accordance herewith, the Fundamental Change Repurchase Price;

(x) that a Holder will be entitled to withdraw its election in the Repurchase Notice prior to the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date, or such longer period as may be required by law, delivered in the same manner as the related Repurchase Notice was delivered and setting forth the name of such Holder, a statement that such Holder is withdrawing its election to have Securities purchased by the Company on such Fundamental Change Repurchase Date pursuant to a Repurchase Upon Fundamental Change, the certificate number(s) of such Securities to be so withdrawn (if such Securities are Physical Securities) the principal amount of the Securities of such Holder to be so withdrawn, which amount must be $1,000 or an integral multiple thereof and the principal amount, if any, of the Securities of such Holder that remain subject to the Repurchase Notice delivered by such Holder in accordance with this Section 3.01, which amount must be $1,000 or an integral multiple thereof; provided, however, that if there shall be a Default in the payment of the Fundamental Change Repurchase Price, a Holder shall be entitled to withdraw its election in the Repurchase Notice at any time during which such Default is continuing;

(xi) the Conversion Rate and any adjustments to the Conversion Rate that will result from such Fundamental Change;

(xii) that Securities with respect to which a Repurchase Notice is given by a Holder may be converted pursuant to Article 10 only if such Repurchase Notice has been withdrawn in accordance with this Section 3.01 or the Company defaults in the payment of the Fundamental Change Repurchase Price; and

(xiii) the CUSIP number or numbers, as the case may be, of the Securities.

At the Company’s request, upon prior notice reasonably acceptable to the Trustee, the Trustee shall send such Fundamental Change Notice in the Company’s name and at the Company’s expense; provided, however, that the form and content of such Fundamental Change Notice shall be prepared by the Company.

No failure of the Company to give a Fundamental Change Notice shall limit any Holder’s right pursuant hereto to exercise a Fundamental Change Repurchase Right.

(c) Subject to the provisions of this Section 3.01, the Company shall pay, or cause to be paid, the Fundamental Change Repurchase Price with respect to each Security as to which the Fundamental Change Repurchase Right shall have been exercised to the Holder thereof no later than the later of the Fundamental Change Repurchase Date and the time of book-entry transfer or when such Security is surrendered to the Paying Agent together with any necessary endorsements; provided, however, that if such Fundamental Change Repurchase Date is after a Record Date for the payment of an installment of interest and on or before the related Interest Payment Date, then the accrued and unpaid interest, if any, to, but excluding, such Interest Payment Date will be paid on such Interest Payment Date to the Holder of record of such Security at the Close of Business on such Record Date and the Fundamental Change Repurchase Price shall not include any accrued and unpaid interest.

(d) The Company shall, in accordance with Section 2.14, deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.04) money, in funds immediately available on the Fundamental Change Repurchase Date, sufficient to pay the Fundamental Change Repurchase Price upon Repurchase Upon Fundamental Change for all of the Securities that are to be repurchased by the Company on such Fundamental Change Repurchase Date pursuant to a Repurchase Upon Fundamental Change. The Paying Agent shall, promptly after delivering the Fundamental Change Repurchase Price to Holders entitled thereto and upon written demand by the Company, return to the Company as soon as practicable, any money in excess of the Fundamental Change Repurchase Price.

(e) Once the Fundamental Change Notice and the Repurchase Notice have been duly given in accordance with this Section 3.01, the Securities to be repurchased pursuant to a Repurchase Upon Fundamental Change shall, on the Fundamental Change Repurchase Date, become due and payable in accordance herewith, and, on and after such date (unless there shall be a Default in the payment of the Fundamental Change Repurchase Price), except as otherwise provided herein with respect to a Fundamental Change Repurchase Date that is after a Record Date for the payment of an installment of interest and on or before the related Interest Payment Date, such Securities shall cease to bear interest (whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Paying Agent), and all rights of the relevant Holders of such Securities shall terminate, other than the right to receive, in accordance herewith, such consideration and any other applicable rights under those sections set forth in the proviso in Section 8.01.

(f) Securities with respect to which a Repurchase Notice has been duly delivered in accordance with this Section 3.01 may be converted pursuant to Article 10 only if such Repurchase Notice has been withdrawn in accordance with this Section 3.01 or the Company defaults in the payment of the Fundamental Change Repurchase Price.

(g) If any Security shall not be paid on the Fundamental Change Repurchase Date upon book-entry transfer or surrender thereof for Repurchase Upon Fundamental Change, the principal of, and accrued and unpaid interest on, such Security shall, until paid, bear interest, payable in cash, at the rate borne by such Security on the principal amount of such Security, and such Security shall be convertible pursuant to Article 10 if any Repurchase Notice with respect to such Security is withdrawn pursuant to this Section 3.01.

(h) Any Security that is to be submitted for Repurchase Upon Fundamental Change only in part shall be delivered pursuant to this Section 3.01 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing, with a medallion guarantee), and the Company shall promptly execute, and the Trustee shall promptly authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not duly submitted for Repurchase Upon Fundamental Change.

(i) Notwithstanding anything herein to the contrary, except in the case of an acceleration resulting from a Default relating to the payment of the Fundamental Change Repurchase Price, there shall be no purchase of any Securities pursuant to this Section 3.01 on any date if, on such date, the principal amount of the Securities shall have been accelerated in accordance with this Indenture and such acceleration shall not have been rescinded on or prior to such date in accordance with this Indenture. The Paying Agent will promptly return to the respective Holders thereof any Securities held by it during the continuance of such an acceleration.

(j) In connection with any Repurchase Upon Fundamental Change, the Company shall, to the extent required (i) comply with the provisions of Rule 13e-4, Rule 14e-1, Regulation 14E under the Exchange Act, and with all other applicable laws; (ii) file a Schedule TO or any other schedules required under the Exchange Act or any other applicable laws; and (iii) otherwise comply with all applicable United States federal and state securities laws in connection with any offer by the Company to repurchase the Securities; provided that any time period specified in this Article 3 shall be extended to the extent necessary for such compliance.

ARTICLE 4

COVENANTS

Section 4.01. Payment of Securities. The Company shall pay all amounts and make deliveries of securities due with respect to the Securities on the dates and in the manner provided in the Securities and this Indenture. All such amounts shall be considered paid on the date due if the Paying Agent holds (or, if the Company is acting as Paying Agent, the Company has segregated and holds in trust in accordance with Section 2.04) on that date money sufficient to pay the amount then due with respect to the Securities. The Company will pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (a) in the case of a Global Security, by wire transfer of immediately available funds to the account designated by the Depository or its nominee; and (b) in the case of a Physical Security, by wire transfer of immediately available funds to the account specified in writing to the Paying Agent by such Holder or, if such Holder does not specify an account, by mailing a check to the address of such Holder set forth in the register of the Registrar.

The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the rate borne by the Securities.

Section 4.02. Maintenance of Office or Agency. The Company will maintain, or cause to be maintained, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee or Registrar) where Securities may be surrendered for registration of transfer or exchange, payment or conversion. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain, or fail to cause to be maintained, any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders may be made or served at the Corporate Trust Office of the Trustee.

The Company will maintain, or cause to be maintained, an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture (other than the type contemplated by Section 13.09(c)) may be served, provided that such office or agency may instead be at the principal office of the Company located in the United States (and, notwithstanding the final sentence of this Section 4.02, shall initially be at such office until the Company notifies the Trustee otherwise).

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Company hereby initially designates the Corporate Trust Office of the Trustee as an agency of the Company in accordance with Section 2.03.

Section 4.03. Annual Reports. (a) The Company shall provide to the Trustee a copy of each report the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act no later than the date 15 Business Days after such report is required to be filed with the SEC pursuant to the Exchange Act (after giving effect to any grace period provided by Rule 12b-25 under the Exchange Act); provided, however, that each such report will be deemed to be so provided to the Trustee if the Company files such report with the SEC through the SEC’s EDGAR database no later than the time such report is required to be filed with the SEC pursuant to the Exchange Act (taking into account any applicable grace periods provided thereunder). To the extent the TIA then applies to this Indenture, the Company shall comply with TIA §314(a). In addition, while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(b) Delivery of such reports, information and documents to the Trustee pursuant to this Section 4.03 is for informational purposes only, and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificates).

(c) The Trustee shall have no obligation or duty to determine or monitor whether the Company has delivered reports in accordance with this Section 4.03.

Section 4.04. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred and twenty (120) calendar days after the end of each fiscal year of the Company, commencing with the fiscal year ending December 31, 2015, a certificate from the principal executive, financial or accounting officer of the Company stating that such officer has conducted or supervised a review of the activities of the Company and its performance of obligations under this Indenture and the Securities and that, based upon such review, no Default or Event of Default exists hereunder or thereunder or, if a Default or Event of Default then exists, specifying such event, status and the remedial action proposed to be taken by the Company with respect to such Default or Event of Default.

Section 4.05. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.06. Notice of Default. Within 30 days of the Company’s becoming aware of the occurrence of any Default or Event of Default, the Company shall give written notice to the Trustee of such Default or Event of Default, and any remedial action proposed to be taken.

Section 4.07. Tax Matters. In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Securities and this Indenture in effect from time to time (“Applicable Tax Law”) that a foreign financial institution, the Issuer, the Trustee or any Securities Agent is or has agreed to be subject to, the Company agrees to use commercially reasonable efforts to provide to the Trustee and the Securities Agents sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee and each Securities Agent can determine whether it has tax related obligations under Applicable Tax Law.

ARTICLE 5

SUCCESSORS

Section 5.01. When Company May Merge, Etc. Subject to Section 5.02, the Company shall not consolidate with, or merge with or into, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of the consolidated property or assets of the Company and its

Subsidiaries, taken as a whole, to another Person (other than one or more Subsidiaries of the Company (it being understood that this Article 5 shall not apply to a sale, transfer, lease, conveyance or other disposition of property or assets between or among the Company and its Subsidiaries)), whether in a single transaction or series of related transactions, unless (i)(x) the Company is the continuing Person or (y) such other Person is organized and existing under the laws of the United States of America, any state of the United States of America or the District of Columbia, such other Person assumes by supplemental indenture all of the obligations of the Company under the Securities and this Indenture and following such transaction or series of related transactions the Reference Property does not include interests in an entity that is a partnership for U.S. federal income tax purposes and (ii) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing under this Indenture.

For purposes of this Section 5.01, the sale, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of one or more Subsidiaries of the Company to another Person other than the Company or one or more other Subsidiaries of the Company, which properties or assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the consolidated properties or assets of the Company and its Subsidiaries, taken as a whole, shall be deemed to be the sale, transfer, lease, conveyance or other disposition of all or substantially all of the consolidated properties or assets of the Company and its Subsidiaries, taken as a whole, to another Person.

The Company shall deliver to the Trustee substantially concurrently with or prior to the consummation of the proposed transaction an Officers’ Certificate and an Opinion of Counsel (which may rely upon such Officers’ Certificate as to the absence of Defaults and Events of Default and other statements of fact) stating that the proposed transaction and, if required, such supplemental indenture (if any) will, upon consummation of the proposed transaction, comply with the applicable provisions of this Indenture.

Section 5.02. Successor Substituted. In case of any such consolidation, merger or any sale, transfer, lease, conveyance or other disposition of all or substantially all of the consolidated property or assets of the Company and its Subsidiaries, taken as a whole, and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Securities, the due and punctual payment of the Fundamental Change Repurchase Price with respect to all Securities repurchased on each Fundamental Change Repurchase Date, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture and the Securities to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Securities that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Securities that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such consolidation, merger or any sale, transfer, conveyance or other disposition (but not in the case of a lease), upon compliance with this Article 5, the Person named as the “Company” in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 5, except in the case of a lease, shall be released from its liabilities as obligor and maker of the Securities and its obligations under this Indenture shall terminate.

In case of any such consolidation, merger or any sale, transfer, lease, conveyance or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.01. Events of Default. An “Event of Default” occurs if:

(a) the Company fails to pay the principal of any Security when due, whether on the Maturity Date, on a Fundamental Change Repurchase Date with respect to a Fundamental Change, upon acceleration or otherwise;

(b) the Company fails to pay an installment of interest on any Security when due, if the failure continues for thirty (30) days after the date when due;

(c) the Company fails to satisfy its conversion obligations upon exercise of a Holder’s conversion rights pursuant hereto and such failure continues for a period of three (3) Business Days;

(d) the Company fails to (i) comply with its obligations under Article 5 or (ii) issue a Fundamental Change Notice in accordance with Section 3.01(b) when due;

(e) the Company fails to comply with any other term, covenant or agreement set forth in the Securities or this Indenture and such failure continues for the period, and after the notice, specified in the last paragraph of this Section 6.01;

(f) the Company, pursuant to, or within the meaning of, any Bankruptcy Law, insolvency law, or other similar law now or hereafter in effect or otherwise, either:

(i) commences a voluntary case,

(ii) consents to the entry of an order for relief against it in an involuntary case,

(iii) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

(iv) makes a general assignment for the benefit of its creditors; or

(g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against the Company in an involuntary case or proceeding with respect to the Company, or adjudicates the Company insolvent or bankrupt,

(ii) appoints a Bankruptcy Custodian of the Company for all or substantially all of the consolidated property of the Company, as the case may be, or

(iii) orders the winding up or liquidation of the Company,

and, in the case of each of the foregoing clauses (i), (ii) and (iii) of this Section 6.01(g), the order or decree remains unstayed and in effect for at least sixty (60) consecutive days.

A Default under clause (e) above shall not be an Event of Default until (A) the Trustee notifies the Company in writing, or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the Default and (B) the Default is not cured within sixty (60) days after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.” If the Holders of at least twenty five percent (25%) in aggregate principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so. When a Default is cured, it ceases to exist for all purposes under this Indenture.

Section 6.02. Acceleration. (a) Subject to Section 6.02(b), if applicable, if an Event of Default (excluding an Event of Default specified in Section 6.01(f) or Section 6.01(g)) has occurred and is continuing, either the Trustee, by written notice to the Company, or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding, by written notice to the Company and the Trustee, may declare 100% of the principal of, and accrued and unpaid interest on, all the Securities to be immediately due and payable in full. Upon such declaration, the principal of, and any accrued and unpaid interest on, all Securities shall be due and payable immediately. If an Event of Default specified in Section 6.01(f) or Section 6.01(g) occurs, 100% of the principal of, and accrued and unpaid interest on, all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind or annul an acceleration and its consequences if (i) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Events of Default, except the nonpayment of principal or interest that has become due solely because of the acceleration, have been cured or waived (or are waived concurrently with such rescission or annulment) and (iii) all amounts due to the Trustee under Section 7.06 have been paid. Upon any such rescission or annulment, the Events of Default that were the subject of such acceleration shall cease to exist and deemed to have been cured for every purpose.

(b) Notwithstanding the foregoing, for the first 180 days immediately following an Event of Default relating to failure to comply with Section 4.03(a) or for any failure to comply with the requirements of Section 314(a)(1) of the TIA (at any time such section is applicable to the Indenture, if any) (which will be the 61st day after written notice is provided to the Company of the Default pursuant to the last paragraph of Section 6.01, unless such failure is cured or waived prior to such 61st day), the sole remedy for any such Event of Default shall, at the Company’s election, be the accrual of Additional Interest on the Securities at a rate per year equal to (i) 0.25% of the outstanding principal amount of Securities for the first 90 days following the occurrence of such Event of Default and (ii) 0.50% of the outstanding principal amount of Securities for the next 90 days after the first 90 days following the occurrence of such Event of Default, in each case, payable in the same manner and at the same time as the stated interest payable on the Securities. Such Additional Interest shall accrue on all outstanding Securities from, and including, the date on which such Event of Default first occurs to, and including, the 180th day thereafter (or such earlier date on which such Event of Default shall have been cured or waived). On and after the 181st day immediately following an Event of Default relating to a failure to comply with Section 4.03(a), if the Company elected to pay Additional Interest pursuant to this Section 6.02(b) such Additional Interest will cease to accrue and, if such Event of Default has not been cured or waived prior to such 181st day, the payment of the principal of the Securities may be accelerated by the Holders or the Trustee as provided above.

In order to elect to pay Additional Interest as sole remedy during the first 180 days after the occurrence of any Event of Default relating to the failure to comply with the obligations under Section 4.03(a) or for any failure to comply with the requirements of Section 314(a)(1) of the TIA (at any time such section is applicable to this Indenture, if any), the Company shall notify all Holders and the Trustee and the Paying Agent of such election in writing prior to the Close of Business on the date that is one Business Day following the date on which such Event of Default occurs. If the Company fails to give timely notice of such election, the Securities will be immediately subject to Section 6.02(a).

In the event the Company does not elect to pay Additional Interest upon such Event of Default in accordance with this Section 6.02(b), the Securities will be subject to Section 6.02(a). This Section 6.02(b) does not affect the rights of Holders if any other Event of Default occurs under this Indenture.

Additional Interest shall be payable at the same time, in the same manner and to the same Persons as ordinary interest.

(c) If the Company is required to pay Additional Interest to Holders, the Company shall provide a direction or order in the form of a written notice to the Trustee (and if the Trustee is not the Paying Agent, to the Paying Agent) of the Company’s obligation to pay such Additional Interest no later than three Business Days prior to the date on which any such Additional Interest is scheduled to be paid. Such notice shall set forth the amount of Additional

Interest to be paid by the Company on such payment date and direct the Trustee (or, if the Trustee is not the Paying Agent, to the Paying Agent) to make payment to the extent it receives funds from the Company to do so. The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether the Additional Interest is payable, or with respect to the nature, extent or calculation of the amount of the Additional Interest owed, or with respect to the method employed in such calculation of the Additional Interest.

Section 6.03. Other Remedies. Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant hereto or any rescission and annulment pursuant hereto or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.04. Waiver of Past Defaults. Subject to Section 6.07 and Section 9.02, the Holders of a majority in aggregate principal amount of the Securities then outstanding may on behalf of all Holders of Securities, by written notice to the Trustee, waive any past Default or Event of Default and its consequences, other than a Default or Event of Default (a) in the payment of the principal of, or interest on, any Security, or in the payment of the Fundamental Change Repurchase Price, (b) arising from a failure by the Company to convert any Securities in accordance with this Indenture or (c) in respect of any provision of this Indenture or the Securities which, under Section 9.02, cannot be modified or amended without the consent of the Holder of each outstanding Security affected, if:

(i) all existing Defaults or Events of Default, other than the nonpayment of the principal of and interest on the Securities that have become due solely by the declaration of acceleration, have been cured or waived; and

(ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

When a Default or an Event of Default is waived, it is cured and ceases to exist for all purposes under this Indenture, but no such waiver will extend to any subsequent or other Default or Event of Default or impair any rights of Holders or the Trustee related thereto.

Section 6.05. Control by Majority. The Holders of a majority in aggregate principal amount of the Securities then outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it; provided that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

Section 6.06. Limitation on Suits. Except with respect to any proceeding instituted in accordance with Section 6.07, a Holder shall not have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver or a trustee, or for any other remedy under this Indenture unless:

(a) such Holder previously shall have given the Trustee written notice of a continuing Event of Default;

(b) the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding shall have made a written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

(c) such Holder or Holders shall have offered and, if requested, provided to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to or of the Trustee in connection with pursuing such remedy; and

(d) the Trustee shall have failed to comply with the request for sixty (60) days after receipt of such notice, request and offer of indemnity, and during such sixty (60) day period, the Holders of a majority in aggregate principal amount of the Securities then outstanding have not given the Trustee a direction that is inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder. A Holder shall have the right to not enforce any right under this Indenture except in the manner herein.

Section 6.07. Rights of Holders to Receive Payment and to Convert Securities. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of all amounts (including any principal, interest or the Fundamental Change Repurchase Price) due with respect to the Securities, on or after the respective due dates as provided herein, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

In addition, notwithstanding any other provision of this Indenture, the right of any Holder to convert a Security in accordance with this Indenture, or to bring suit for the enforcement of such right, shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a) or Section 6.01(b) has occurred and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount due with respect to the Securities, including any unpaid and accrued interest.

Section 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Holders allowed in any judicial proceedings relative to the Company or its creditors or properties.

The Trustee may collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

First:	to the Trustee for amounts due under Section 7.06;

Second:	to Holders for all amounts due and unpaid on the Securities, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

Third:	the balance, if any, to the Company.

The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment by it to Holders pursuant to this Section 6.10. At least fifteen (15) days before each such record date, the Trustee shall send to each Holder and the Company a written notice that states such record date and payment date and the amount of such payment.

Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by a Holder or group of Holders of more than ten percent (10%) in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Security (including, but not limited to, the Fundamental Change Repurchase Price with respect to the Securities being repurchased in this Indenture) on or after the due date expressed or provided for in such Security or to any suit for the enforcement of the right to convert any Security (including the right to receive the consideration due upon conversion) in accordance with the provisions of Article 10.

ARTICLE 7

TRUSTEE

Section 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(ii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

(e) The Trustee shall not be liable for interest on or the investment of any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

Section 7.02. Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it in good faith to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document; if, however, the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours to examine the relevant books, records and premises of the Company, personally or by agent or attorney upon reasonable prior notice, at the sole cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion of Counsel.

(c) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

(d) The Trustee may consult with counsel of its own selection, and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(e) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

(f) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers conferred upon it by this Indenture; provided that the Trustee’s action does not constitute willful misconduct or negligence.

(g) Except with respect to Section 4.01, where it acts as Paying Agent, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article 4. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Section 6.01(a) or (b) for which it acts as Paying Agent or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee who shall have direct responsibility for the administration of this Indenture shall have received written notification or obtained actual knowledge. Delivery of reports, information and documents to the Trustee under Article 4 (other than Section 4.04 and 4.06) is for informational purposes only and the Trustee’s receipt of the foregoing shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely on Officers’ Certificates).

(h) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or demand of any of the Holders pursuant to this Indenture unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or demand.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Securities Agent, agent, custodian and other Person employed to act hereunder.

(j) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any Person authorized to sign an Officers’ Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

(k) Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee or any Securities Agent be liable under or in connection with this Indenture and the Securities for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee or such Securities Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights the Trustee would have if it were not Trustee. Any Securities Agent may do the same with like rights. The Trustee, however, must comply with Section 7.09.

Section 7.04. Trustee’s Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; the Trustee shall not be accountable for the Company’s use of the proceeds from the Securities; and the Trustee shall not be responsible for any statement in the Securities other than its certificate of authentication.

Section 7.05. Notice of Defaults. If a Default or Event of Default occurs and is continuing as to which the Trustee is deemed to have knowledge in accordance with Section 7.02(g), then the Trustee shall send to each Holder a notice of the Default or Event of Default within thirty (30) days after receipt of such notice or after acquiring such knowledge, as applicable, unless such Default or Event of Default has been cured or waived; provided, however, that, except in the case of a Default or Event of Default in payment or delivery of any amounts due (including principal, interest, the Fundamental Change Repurchase Price or the consideration due upon conversion) with respect to any Security, the Trustee may withhold such notice if, and so long as it in good faith determines that, withholding such notice is in the best interests of Holders.

Section 7.06. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such compensation for its services hereunder as shall be agreed upon in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it pursuant to, and in accordance with, any provision hereof, except for any such expenses as shall have been caused by the Trustee’s own negligence, bad faith or willful misconduct. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee’s agents and counsel. The Trustee shall provide the Company with reasonable notice of any expense not in the ordinary course of business.

The Company shall indemnify each of the Trustee, each predecessor Trustee and their respective agents for, and hold each of them harmless against, any and all loss, liability, damage, claim, cost or expense (including the reasonable fees and expenses of counsel and taxes other than those based upon the income of the Trustee) incurred by it in connection with the acceptance or administration of this trust, the performance of its duties and/or the exercise of its rights hereunder, or in connection with enforcing the provisions of this Section 7.06, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers and duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification; provided that failure to give such notice shall not relieve the Company of its obligations under this Section 7.06. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee’s own negligence, bad faith or willful misconduct.

To secure the Company’s payment obligations in this Section 7.06, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay amounts due on particular Securities.

The indemnity obligations of the Company with respect to the Trustee provided for in this Section 7.06 shall survive any resignation or removal of the Trustee and any termination of this Indenture.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or Section 6.01(g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.07. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 7.07.

The Trustee may resign by so notifying the Company in writing thirty (30) days prior to such resignation. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company’s consent. The Company may remove the Trustee if:

(a) the Trustee fails to comply with Section 7.09;

(b) the Trustee is adjudged a bankrupt or an insolvent;

(c) a receiver or other public officer takes charge of the Trustee or its property; or

(d) the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company’s expense), the Company or the Holders of at least ten percent (10%) in aggregate principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.09, the Company or any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall send a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.06.

Section 7.08. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is otherwise eligible hereunder.

Section 7.09. Eligibility; Disqualification. There shall at all times be a Trustee hereunder that (i) is an entity organized and doing business under the laws of the United States of America or of any state thereof or the District of Columbia, (ii) is subject to supervision or examination by federal or state authorities and (iii) has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

Section 7.10. Preferential Collection of Claims Against Company. To the extent the TIA then applies to the Indenture, the Trustee is subject to TIA §311(a), excluding any creditor relationship listed in TIA §311(b). To the extent the TIA then applies to the Indenture, a Trustee who has resigned or been removed shall be subject to §311(a) to the extent indicated.

Section 7.11. Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 2016, the Trustee shall send to all Holders of the Securities, as their names and addresses appear on the register kept by the Registrar, a brief report dated as of such anniversary date, in accordance with, and to the extent required under, TIA § 313(a) (but if no event described in TIA §313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also will comply with TIA § 313(b)(2). The Trustee will also send all reports as required by TIA § 313(c). A copy of each report at the time of its delivery to the Holders of Securities shall be delivered to the Company and each stock exchange on which the Securities are listed in accordance with TIA § 313(d). The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

ARTICLE 8

DISCHARGE OF INDENTURE

Section 8.01. Termination of the Obligations of the Company. This Indenture shall cease to be of further effect, and the Trustee shall execute instruments acknowledging satisfaction and discharge of this Indenture, if (a) either (i) all outstanding Securities (other than Securities replaced pursuant to Section 2.07) have been delivered to the Trustee for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity, upon conversion or Repurchase Upon Fundamental Change, and in either case the Company irrevocably deposits, prior to the applicable due date, with the Trustee or the Paying Agent (if the Paying Agent is not the Company or any of its Affiliates) cash (or, in the case of conversion, delivers to the Holders in accordance with Article 10 cash, Common Stock (and cash in lieu of any fractional shares) or a combination thereof, as applicable, solely to satisfy the Company’s Conversion Obligation) sufficient to satisfy all obligations due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.07) on the Maturity Date, the relevant settlement date of any conversion or the Fundamental Change Repurchase Date, as the case may be; (b) the Company pays to the Trustee all other sums payable hereunder by the Company; and (c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with; provided, however, that Section 2.03, Section 2.04, Section 2.05, Section 2.08, Section 7.06, Section 7.07, Section 7.08, Section 7.09, Section 13.09 and Section 13.14, and this Article 8 shall survive any discharge of this Indenture until such time as all payments in respect of the Securities have been paid in full and there are no Securities outstanding; provided further, however, that Section 7.06 shall also survive after the Securities are paid in full and there are no Securities outstanding.

Section 8.02. Application of Trust Money. The Trustee shall hold in trust all money deposited with it pursuant to Section 8.01 and shall apply such deposited money through the Paying Agent and in accordance with this Indenture to the payment of amounts due on the Securities.

Section 8.03. Repayment to Company.

The Trustee and the Paying Agent shall promptly notify the Company of, and pay to the Company upon the written request of the Company, any excess money held by them at any time. The Trustee or the Paying Agent, as the case may be, shall provide written notice to the Company of any money that has been held by it and has, for a period of two (2) years, remained unclaimed for the payment of the principal of, or any accrued and unpaid interest on, the Securities. Subject to the requirements of applicable law, the Trustee and the Paying Agent shall pay to the Company upon the written request of the Company any money held by them for the payment of the principal of, or any accrued and unpaid interest on, the Securities that remains unclaimed for two (2) years. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors, subject to applicable law, and all liability of the Trustee and the Paying Agent with respect to such money and payment shall, subject to applicable law, cease.

Section 8.04. Reinstatement. If any money, Common Stock or other consideration cannot be applied in accordance with Section 8.01 and Section 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit or delivery had occurred pursuant to Section 8.01 and Section 8.02 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.01 and Section 8.02; provided, however, that if the Company has made any payment of amounts due with respect to any Securities because of the reinstatement of its obligations, then the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money, Common Stock or other consideration held by the Trustee or Paying Agent.

ARTICLE 9

AMENDMENTS

Section 9.01. Without Consent of Holders. The Company may amend or supplement this Indenture or the Securities without notice to or the consent of any Holder:

(a) to comply with Section 5.01 or Section 10.11;

(b) to secure the obligations of the Company in respect of the Securities or add guarantees with respect to the Securities;

(c) to evidence and provide for the appointment of a successor Trustee in accordance with Section 7.07;

(d) to comply with the provisions of any securities depository, including DTC, clearing agency, clearing corporation or clearing system, or the requirements of the Trustee or the Registrar, relating to transfers and exchanges of any applicable Securities pursuant to this Indenture;

(e) to add to the covenants or Events of Default of the Company described in this Indenture for the benefit of Holders or to surrender any right or power conferred upon the Company;

(f) to make provision with respect to adjustments to the Conversion Rate as required by this Indenture or to increase the Conversion Rate in accordance with this Indenture;

(g) to irrevocably elect or eliminate one or more Settlement Methods and/or irrevocably elect a minimum Specified Dollar Amount;

(h) to make any change that does not adversely affect the rights of any Holder; or

(i) to comply with the requirement of the SEC in order to effect or maintain the qualification of this Indenture and any supplemental indenture under the TIA.

In addition, the Company and the Trustee may enter into a supplemental indenture without the consent of Holders of the Securities to cure any ambiguity, defect, omission or inconsistency in this Indenture in a manner that does not materially adversely affect the rights of any Holder.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02. With Consent of Holders. The Company may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (including, without limitation, consents obtained from Holders in connection with a purchase of, or tender or exchange offer for, Securities). Subject to Section 6.04 and 6.07, the Holders of a majority in aggregate principal amount of the outstanding Securities may, by written notice to the Trustee, waive by consent (including, without limitation, consents obtained from Holders in connection with a purchase of, or tender or exchange offer for, Securities) compliance by the Company with any provision of this Indenture or the Securities without notice to any other Holder. Notwithstanding the foregoing or anything herein to the contrary, without the consent of the Holder of each outstanding Security affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

(a) change the stated maturity of the principal of, or the payment date of any installment of interest on, any Security;

(b) reduce the principal amount of any Security, or any interest on, any Security;

(c) change the place or currency of payment of principal of, or any interest on, any Security;

(d) impair the right of any Holder to receive any payment on, or with respect to, or any delivery or payment due upon the conversion of, any Security or impair the right to institute suit for the enforcement of any delivery or payment on, or with respect to, or due upon the conversion of, any Security;

(e) modify, in a manner adverse to Holders, the provisions with respect to the right of Holders pursuant to Section 3.01 to require the Company to repurchase Securities upon the occurrence of a Fundamental Change;

(f) adversely affect the right of Holders to convert Securities in accordance with Article 10;

(g) reduce the percentage in aggregate principal amount of outstanding Securities whose Holders must consent to a modification to or amendment of any provision of this Indenture or the Securities;

(h) modify the provisions of Article 9 that require each Holder’s consent or the waiver provisions of Section 6.04 with respect to modification and waiver (including waiver of a Default or an Event of Default), except to increase the percentage required for modification or waiver or to provide for the consent of each affected Holder; or

(i) Notwithstanding the foregoing or anything to the contrary, so long as any SLP Securities are outstanding, without the consent of the Holders of 100% of the aggregate principal amount of the SLP Securities, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not modify any provision contained in this Indenture specifically and uniquely applicable to the SLP Securities in a manner adverse to the Holders of, or the holders of a beneficial interest in, the SLP Securities.

Promptly after an amendment, supplement or waiver under Section 9.01 or this Section 9.02 becomes effective, the Company shall send, or cause to be sent, to Holders a notice briefly describing such amendment, supplement or waiver. Any failure of the Company to send such notice shall not in any way impair or affect the validity of such amendment, supplement or waiver.

It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 9.03. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective (or until such earlier date as specified by the Company in connection with the solicitation of such consent), a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its

Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective (or such earlier date specified by the Company in connection with the solicitation of such consent).

After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Holder unless such amendment, supplement or waiver makes a change that requires, pursuant to Section 9.02, the consent of each Holder affected. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security. Any amendment to this Indenture or the Securities shall be set forth in a supplemental indenture to this Indenture that complies with the TIA as then in effect, if the TIA is applicable to this Indenture.

Nothing in this Section 9.03 shall impair the Company’s rights pursuant to Section 9.01 to amend this Indenture or the Securities without the consent of any Holder in the manner set forth in, and permitted by, such Section 9.01.

Section 9.04. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security as directed and prepared by the Company about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 9.05. Trustee Protected. The Trustee shall sign any amendment, supplemental indenture or waiver authorized pursuant to this Article 9; provided, however, that the Trustee need not sign any amendment, supplement or waiver authorized pursuant to this Article 9 that adversely affects the Trustee’s rights, duties, liabilities or immunities. The Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel as to legal matters and an Officers’ Certificate as to factual matters that any supplemental indenture, amendment or waiver is permitted or authorized pursuant to this Indenture.

Section 9.06. Effect of Supplemental Indentures. Upon the due execution and delivery of any supplemental indenture in accordance with this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and, except as set forth in Section 9.02 and Section 9.03, every Holder of Securities shall be bound thereby.

ARTICLE 10

CONVERSION

Section 10.01. Conversion Privilege. (a) Subject to the limitations of Section 10.02, Section 10.11 and the settlement provisions of Section 10.14(c), and upon compliance with the provisions of this Article 10, each Holder of a Security shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or a multiple thereof) of such Security at any time prior to the Close of Business on the Scheduled

Trading Day immediately preceding the Maturity Date, in each case, at the then applicable Conversion Rate per $1,000 principal amount of Securities (subject to the settlement provisions of Section 10.02, the “Conversion Obligation”).

(b) To convert its Security, a Holder of a Physical Security must (i) complete and manually sign the Conversion Notice, with appropriate signature guarantee, or facsimile of the Conversion Notice and deliver the completed Conversion Notice to the Conversion Agent, (ii) surrender the Security to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (iv) pay all transfer or similar taxes if required pursuant to Section 10.04 and (v) pay funds equal to interest payable on the next Interest Payment Date if so required by Section 10.02(d). If a Holder holds a beneficial interest in a Global Security, to convert such Security, the Holder must comply with clauses (iv) and (v) above and the Depository’s procedures for converting a beneficial interest in a Global Security.

(c) A Holder may convert a portion of the principal amount of a Security if such portion is $1,000 principal amount or an integral multiple of $1,000 principal amount in excess thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of such Security.

Section 10.02. Conversion Procedure and Payment Upon Conversion.

(a) Subject to this Section 10.02 and Section 10.11 and the settlement provisions of Section 10.14(c), upon conversion of any Security, the Company shall pay or deliver, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Securities being converted, cash (“Cash Settlement”), Common Stock, together with cash, if applicable, in lieu of delivering any fractional shares of Common Stock in accordance with Section 10.03 (“Physical Settlement”) or a combination of cash and Common Stock, together with cash, if applicable, in lieu of delivering any fractional shares of Common Stock in accordance with Section 10.03 (“Combination Settlement”), at its election, as set forth in this Section 10.02.

(i) All conversions for which the relevant Conversion Date occurs on or after June 1, 2020 shall be settled using the same Settlement Method.

(ii) Except for any conversions described in the immediately preceding clause (i), the Company shall use the same Settlement Method for all conversions of Securities occurring on the same Conversion Date, but the Company shall not have any obligation to use the same Settlement Method with respect to conversions that occur on different Conversion Dates.

(iii) If, in respect of any Conversion Date (or for all conversions described in the immediately preceding clauses (i) and (ii), as the case may be), the Company elects to deliver a notice (the “Settlement Notice”) of the relevant Settlement Method in respect of such Conversion Date (or such period, as the case may be), the Company, through the Trustee, shall deliver such Settlement Notice to converting Holders no later than the Close of Business on the Trading Day immediately following the relevant

Conversion Date (or, in the case of any conversions occurring on or after June 1, 2020, no later than June 1, 2020). If the Company does not elect a Settlement Method prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect Cash Settlement or Physical Settlement with respect to conversions on such Conversion Date and the Company shall be deemed to have elected Combination Settlement in respect of its Conversion Obligation on such Conversion Date, and the Specified Dollar Amount per $1,000 principal amount of Securities shall be equal to $1,000. Such Settlement Notice shall specify the relevant Settlement Method and in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount per $1,000 principal amount of Securities. If the Company delivers a Settlement Notice electing Combination Settlement in respect of its Conversion Obligation but does not indicate a Specified Dollar Amount per $1,000 principal amount of Securities in such Settlement Notice, the Specified Dollar Amount per $1,000 principal amount of Securities shall be deemed to be $1,000. Notwithstanding the foregoing, any conversion of SLP Securities shall be subject to Section 10.02(a)(v).

(iv) The cash, Common Stock or combination of cash and Common Stock in respect of any conversion of Securities (the “Settlement Amount”) shall be computed as follows:

(A) if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Physical Settlement, the Company shall deliver to the converting Holder in respect of each $1,000 principal amount of Securities being converted a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date (provided that the Company shall deliver cash in lieu of any fractional shares as described in Section 10.03);

(B) if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Cash Settlement, the Company shall pay to the converting Holder in respect of each $1,000 principal amount of Securities being converted cash in an amount equal to the sum of the Daily Conversion Values for each Trading Day during the related Observation Period; and

(C) if the Company elects (or is deemed to have elected pursuant to Section 10.02(a)(iii)) to satisfy its Conversion Obligation in respect of such conversion by Combination Settlement, the Company shall pay or deliver to the converting Holder, as the case may be, in respect of each $1,000 principal amount of Securities being converted, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each Trading Day during the related Observation Period.

(v) In the event any Holder(s) of SLP Securities exercises its right to convert all or any portion of such SLP Securities, (A) the relevant Observation Period for purposes of determining the Daily Settlement Amount, in the case of Combination Settlement, and Daily Conversion Values, in the case of Cash Settlement, with respect to such SLP Securities shall be the 25 consecutive Trading Day period beginning on, and including, the 25th Trading Day immediately preceding the applicable Conversion Date and ending on the Trading Day immediately preceding such Conversion Date and (B) the Company shall promptly (x) determine the Daily Settlement Amount or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional shares of Common Stock and (y) notify the Trustee, the Conversion Agent (if other than the Trustee) and such Holder of SLP Securities being so converted of the Daily Settlement Amount or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional shares of Common Stock.

The Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional shares of Common Stock, and in any event within one (1) Business Day following the last day of the Observation Period, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering fractional shares of Common Stock. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination.

(b) Each conversion shall be deemed to have been effected as to any Securities surrendered for conversion at the Close of Business on the applicable Conversion Date; provided, however, that the Person in whose name any shares of the Common Stock shall be issuable upon such conversion shall become the holder of record of such shares as of the Close of Business on such Conversion Date (in the case of Physical Settlement or any conversion of SLP Securities) or the last Trading Day of the relevant Observation Period (in the case of Combination Settlement of Securities other than SLP Securities). Prior to such time, a Holder receiving Common Stock upon conversion shall not be entitled to any rights relating to such Common Stock, including, among other things, the right to vote and receive dividends and notices of shareholder meetings. The Company will determine the Conversion Date and the last Trading Day of the relevant Observation Period, as applicable, in accordance with the requirements set forth herein and notify the Trustee of the same.

(c) In the case of any conversion of Securities other than the SLP Securities, the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the later of (i) the third Business Day immediately following the relevant Conversion Date and (ii) the third Business Day immediately following the last Trading Day of the relevant Observation Period, as applicable. In the case of any conversion of SLP Securities, the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the third Business Day immediately following the relevant Conversion Date unless otherwise specified in the written notice referred to in the second proviso below; provided, however, that to the extent all or a portion of the Conversion Obligation is to be paid in cash, such cash shall not be due until the earlier of (A) the 30th Business Day immediately following the relevant Conversion Date and (B) the Maturity Date; and provided further, that to the extent all or a portion of the Conversion Obligation is to be paid in shares of

Common Stock, such shares shall be delivered on the day specified in a written notice from the beneficial owner(s) of the SLP Securities being converted that is delivered to the Company on or prior to the second Business Day immediately following the relevant Conversion Date, which delivery date (in respect of such shares of Common Stock) shall be no earlier than the third Business Day immediately following the relevant Conversion Date and be no later than the seventh Business Day immediately following the relevant Conversion Date (it being understood that if no such notice is delivered to the Company, then the Company shall deliver such shares on the third Business Day immediately following the relevant Conversion Date). Such written notice shall include a certification therein that the beneficial owners delivering such written notice are holders that hold beneficial interests in the SLP Securities subject to conversion. If any shares of Common Stock are due to converting Holders, the Company shall issue or cause to be issued, and deliver or cause to be delivered to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depository for the full number of Common Stock to which such Holder shall be entitled in satisfaction of the Company’s Conversion Obligation.

(d) Except to the extent otherwise provided in this Section 10.02(d), no payment or adjustment will be made for accrued interest on a converted Security, and accrued interest, if any, will be deemed to be paid by the consideration paid to the Holder upon conversion. Such accrued interest, if any, shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Security and accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date. Upon a conversion of Securities into a combination of cash and Common Stock, accrued and unpaid interest will be deemed to be paid first out of the cash paid upon such conversion. If any Holder surrenders a Security for conversion after the Close of Business on the Record Date for the payment of an installment of interest but prior to the Open of Business on the next Interest Payment Date, then, notwithstanding such conversion, the full amount of interest payable with respect to such Security on such Interest Payment Date shall be paid on such Interest Payment Date to the Holder of record of such Security at the Close of Business on such Record Date; provided, however, that such Security, when surrendered for conversion, must be accompanied by payment in cash to the Conversion Agent on behalf of the Company of an amount equal to the full amount of interest payable on such Interest Payment Date on the Security so converted; provided further, however, that such payment to the Conversion Agent described in the immediately preceding proviso in respect of a Security surrendered for conversion shall not be required with respect to a Security that (i) is surrendered for conversion after the Close of Business on the Record Date immediately preceding the Maturity Date or (ii) is surrendered for conversion after the Close of Business on a Record Date for the payment of an installment of interest and on or prior to the Open of Business on the related Interest Payment Date, where, pursuant to Section 3.01, the Company has specified, with respect to a Fundamental Change, a Fundamental Change Repurchase Date that is after such Record Date but on or prior to such Interest Payment Date.

(e) If a Holder converts more than one Security at the same time, the Conversion Obligation with respect to such Securities shall be based on the total principal amount of all Securities so converted.

(f) Upon surrender of a Security that is converted in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

Section 10.03. Cash in Lieu of Fractional Shares. The Company shall not issue fractional shares of Common Stock upon the conversion of a Security. Instead, the Company shall pay to converting Holders cash in lieu of fractional shares based on the Daily VWAP on the relevant Conversion Date (in the case of Physical Settlement) or based on the Daily VWAP on the last Trading Day of the relevant Observation Period (in the case of Combination Settlement). If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period (in the case of Combination Settlement) or the aggregate principal amount of the Securities, or specified portions thereof to the extent permitted hereby (in the case of Physical Settlement) so surrendered, and any fractional shares remaining after such computation shall be paid in cash.

Section 10.04. Taxes on Conversion. If a Holder converts its Security, the Company shall pay any documentary, stamp or similar issue or transfer tax or duty due on the issue, if any, of Common Stock upon the conversion. However, the Holder shall pay such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder’s name. The Company may refuse to deliver the certificate(s) representing the Common Stock being issued or delivered to the Holder or in a name other than such Holder’s name until the Conversion Agent receives a sum sufficient to pay any tax or duty which will be due because shares of Common Stock are to be issued or delivered in a name other than such Holder’s name.

Section 10.05. Company to Provide Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient for the conversion of all outstanding Securities into shares of Common Stock at any time (assuming, for such purposes, Physical Settlement and that at the time of computation of such number of shares, all such Securities would be converted by a single Holder). The Company shall, from time to time and in accordance with Delaware law, cause the authorized number of shares of Common Stock to be increased if the aggregate of the number of authorized shares of Common Stock remaining unissued shall not be sufficient for the conversion of all outstanding (and issuable as set forth above) Securities into shares of Common Stock at any time.

All Common Stock issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable and shall be free of preemptive or similar rights and free of any lien or adverse claim that arises from the action or inaction of the Company.

The Company shall comply with all securities laws regulating the offer and delivery of any Common Stock upon conversion of Securities and shall list such shares on each national securities exchange or automated quotation system on which the Common Stock is listed on the applicable Conversion Date.

Section 10.06. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustment from time to time, without duplication, upon the occurrence of any of the following events on or after the date of this Indenture:

(a) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of Common Stock, the Conversion Rate shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Ex Date for such dividend or distribution, and the denominator shall be number of shares of Common Stock outstanding immediately after such dividend or distribution, in the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the Ex Date of such dividend or distribution;

CR’	=	the Conversion Rate in effect immediately after the Open of Business on the Ex Date for such dividend or distribution;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the Ex Date for such dividend or distribution; and

OS’	=	the number of shares of Common Stock outstanding immediately after such dividend or distribution.

In case the Company shall effect a share split or share combination, the Conversion Rate shall be proportionally increased, in the case of a share split, and proportionally reduced, in the case of a share combination, as expressed in the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the effective date of such share split or share combination;

CR’	=	the Conversion Rate in effect immediately after the Open of Business on the effective date of such share split or share combination;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the effective date of such share split or share combination; and

OS’	=	the number of shares of Common Stock outstanding immediately after such share split or share combination.

Any adjustment made under this Section 10.06(a) shall become effective immediately after the Open of Business on the Ex Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split or share combination, as the case may be. If any dividend or distribution of the type described in this Section 10.06(a) is declared but not so paid or made, then the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Company distributes to all or substantially all holders of the Common Stock any rights, options or warrants entitling them, for a period expiring not more than forty-five (45) days immediately following the date of such distribution, to purchase or subscribe for Common Stock, at a price per share less than the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the date of announcement for such distribution, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the Ex Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Open of Business on such Ex Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on such Ex Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the date of announcement for such distribution.

Any increase made under this Section 10.06(b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the Open of Business on the Ex Date for such distribution. To the extent that Common Stock is not delivered after expiration of such rights, options or warrants, the Conversion Rate shall be readjusted, effective as of the date of such expiration, to the Conversion Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make such distribution, to the Conversion Rate that would then be in effect if such Ex Date for such distribution had not occurred.

In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Common Stock at less than such average of the Closing Sale Prices for the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the date of announcement for such distribution, and in determining the aggregate offering price of such Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors. Except in the case of a readjustment of the Conversion Rate pursuant to the immediately preceding paragraph, the Conversion Rate shall not be decreased pursuant to this Section 10.06(b).

(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other of its assets, securities or property or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of Common Stock, but excluding (i) dividends or distributions as to which an adjustment was effected pursuant to Section 10.06(a) or Section 10.06(b), (ii) dividends or distributions paid exclusively in cash as to which an adjustment was effected pursuant to Section 10.06(d), (iii) distributions of Reference Property in a transaction described in Section 10.11, (iv) rights issued pursuant to a rights plan of the Company (i.e., a poison pill), except to the extent provided by Section 10.13, and (v) Spin-Offs to which the provisions set forth in the latter portion of this Section 10.06(c) shall apply (any of such shares of Capital Stock, indebtedness or other assets, securities or property or rights, options or warrants to acquire its Capital Stock or other securities, the “Distributed Property”), then, in each such case the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the Ex Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Open of Business on the Ex Date for such distribution;

SP0	=	the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex Date for such distribution; and

FMV	=	the fair market value (as determined by the Board of Directors) of the Distributed Property distributable with respect to each outstanding share of Common Stock as of the Open of Business on the Ex Date for such distribution.

If the Board of Directors determines “FMV” for purposes of this Section 10.06(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex Date for such distribution.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than the “SP0” (as defined above), in lieu of the foregoing increase, provision shall be made for each Holder of a Security to receive, for each $1,000 principal amount of Securities it holds, at the same time and upon the same terms as the holders of the Common Stock, the amount and kind of Distributed Property that such Holder would have received if such Holder had owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex Date for such distribution.

Any increase made under the portion of this Section 10.06(c) above shall become effective immediately after the Open of Business on the Ex Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make such distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

With respect to an adjustment pursuant to this Section 10.06(c) where there has been a payment of a dividend or other distribution on the Common Stock of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, where such Capital Stock or similar equity interest is listed or quoted (or will be listed or quoted upon consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the Ex Date for the Spin-Off;

CR’	=	the Conversion Rate in effect immediately after the Open of Business on the Ex Date for the Spin-Off;

FMV0	=	the average of the Closing Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of Common Stock over the ten (10) consecutive Trading Days immediately following, and including, the Ex Date for a Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Closing Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall be determined on the last Trading Day of the Valuation Period, but will be given effect immediately after the Open of Business on the Ex Date for such Spin-Off. Notwithstanding the foregoing, in respect of any conversion during the Valuation Period, references in the portion of this Section 10.06(c) related to Spin-Offs with respect to 10 Trading Days shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Ex Date of such Spin-Off and the Conversion Date in determining the Conversion Rate. If the period from and including the Ex Date for the Spin-Off to and including the last Trading Day of the Observation Period in respect of any conversion of Securities is less than 10 Trading Days, references in the portion of this Section 10.06(c) related to Spin-Offs with respect to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion of Securities, with such lesser number of Trading Days as have elapsed from, and including, the Ex Date for the Spin-Off to, and including, the last Trading Day of such Observation Period.

Subject in all respects to Section 10.13, rights, options or warrants distributed by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.06(c) (and no adjustment to the Conversion Rate under this Section 10.06(c), will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 10.06(c), as the case may be. If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex Date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 10.06(c), as the case may be, was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion

Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued.

For purposes of Section 10.06(a), Section 10.06(b) and this Section 10.06(c), any dividend or distribution to which this Section 10.06(c) is applicable that also includes one or both of:

(A) a dividend or distribution of Common Stock to which Section 10.06(a) is applicable (the “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 10.06(b) is applicable (the “Clause B Distribution”),

then (1) such dividend or distribution, other than the Clause A Distribution and Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 10.06(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 10.06(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 10.06(a) and Section 10.06(b) with respect thereto shall then be made, except that, if determined by the Board of Directors, the Ex Date of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex Date of the Clause C Distribution and any Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the Close of Business on the Ex Date for such dividend or distribution” or “outstanding immediately after the Open of Business on the effective date of such share split or share combination,” as the case may be” within the meaning of Section 10.06(a) or “outstanding immediately prior to the Close of Business on the Ex Date for such distribution” within the meaning of Section 10.06(b).

Except in the case of a readjustment of the Conversion Rate pursuant to the last sentence of either the fourth or seventh paragraph of this Section 10.06(c), the Conversion Rate shall not be decreased pursuant to this Section 10.06(c).

(d) If any cash dividend or distribution is made to all or substantially all holders of the Common Stock (other than a regular, quarterly cash dividend that does not exceed $0.34 per share, which is referred to as the “dividend threshold,” and which is subject to adjustment as described below), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Open of Business on the Ex Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on the Ex Date for such dividend or distribution;

SP0	=	the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period immediately preceding the Ex Date for such dividend or distribution (or, if the Company declares such dividend or distribution less than eleven (11) Trading Days prior to the Ex Date for such dividend or distribution the reference to ten (10) consecutive Trading Days shall be replaced with a smaller number of consecutive Trading Days that shall have occurred after, and not including, such declaration date and prior to, but not including, the Ex Date for such dividend or distribution);

T	=	the dividend threshold; provided, that if the dividend or distribution is not a regular cash dividend, then the dividend threshold will be deemed to be zero; and

C	=	the amount in cash per share of Common Stock the Company distributes to holders of its Common Stock.

Any adjustment made under this Section 10.06(d) shall become effective immediately after the Open of Business on the Ex Date for such dividend or distribution.

The dividend threshold is subject to adjustment in a manner inversely proportional to, and at the same time as, adjustments to the Conversion Rate; provided that no adjustment will be made to the dividend threshold for any adjustment to the Conversion Rate pursuant to this clause (d) or Section 10.14.

Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, provision shall be made for each Holder of a Security to receive, for each $1,000 principal amount of Securities it holds, at the same time and upon the same terms as holders of the Common Stock, the amount of cash such Holder would have received as if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex Date for such cash dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

Except in the case of a readjustment of the Conversion Rate pursuant to the last sentence of the immediately preceding paragraph, the Conversion Rate shall not be decreased pursuant to this Section 10.06(d).

(e) If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock, if the cash and value of any other consideration included in the payment per share of Common Stock exceeds the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR’	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the time such tender or exchange offer expires (prior to giving effect to such tender offer or exchange offer);

OS’	=	the number of shares of Common Stock outstanding immediately after the time such tender or exchange offer expires (after giving effect to such tender offer or exchange offer); and

SP’	=	the average of the Closing Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The increase to the Conversion Rate under this Section 10.06(c) shall occur at the Close of Business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that, for purposes of determining the Conversion Rate, in respect of any conversion during the ten (10) Trading Days immediately following, but excluding, the date that any such tender or exchange offer expires, references in this Section 10.06(e) to ten (10) consecutive Trading Days shall be deemed to be replaced with such lesser number of consecutive Trading Days as have elapsed between the date such tender or exchange offer expires and the relevant Conversion Date. If the Company or one of its Subsidiaries is obligated to purchase the Common Stock pursuant to any such tender or exchange offer but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be immediately decreased to the Conversion Rate that would be in effect if such tender or exchange offer had not been made.

Except in the case of a readjustment of the Conversion Rate pursuant to the last sentence of the immediately preceding paragraph, the Conversion Rate shall not be decreased pursuant to this Section 10.06(e).

(f) In addition to the foregoing adjustments in subsections (a), (b), (c), (d) and (e) above, and to the extent permitted by applicable law and the rules of the Relevant Stock Exchange, the Company may, from time to time and to the extent permitted by law, increase the Conversion Rate by any amount for a period of at least twenty (20) Business Days or any longer period as may be permitted or required by law, if the Board of Directors has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Company. Such Conversion Rate increase shall be irrevocable during such period. The Company shall give notice to the Trustee and cause notice of such increase, which notice will include the amount of the increase and the period during which the increase shall be in effect, to be sent to each Holder of Securities in accordance with Section 13.01, at least fifteen (15) days prior to the date on which such increase commences.

(g) All calculations under this Article 10 shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be. Adjustments to the Conversion Rate will be calculated to the nearest 1/10,000th.

(h) Notwithstanding this Section 10.06 or any other provision of this Indenture or the Securities, if a Conversion Rate adjustment becomes effective on any Ex Date, and a Holder that has converted its Securities on or after such Ex Date and on or prior to the related record date would be treated as the record holder of the Common Stock as of the related Conversion Date as described under Section 10.02(b) based on an adjusted Conversion Rate for such Ex Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 10.06, the Conversion Rate adjustment relating to such Ex Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(i) Notwithstanding this Section 10.06 or any other provision of this Indenture or the Securities, if a Holder converts a Security, Combination Settlement is applicable to such Security and the Daily Settlement Amount for any Trading Day during the Observation Period applicable to such Security (x) is calculated based on a Conversion Rate adjusted on account of any event described in clauses (a), (b), (c), (d) and (e) of this Section 10.06 and (y) includes any shares of Common Stock that entitle their holder to participate in such event, then, notwithstanding the Conversion Rate adjustment provisions in this Section 10.06, the Conversion Rate adjustment relating to such event will not be made for such converting Holder for such Trading Day. Instead, such Holder will be treated as if such Holder were the record owner of the Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(j) For purposes of this Section 10.06, “effective date” means the first date on which the Common Stock trade on the Relevant Stock Exchange, regular way, reflecting the relevant share split or share combination, as applicable.

(k) For purposes of this Section 10.06, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

Section 10.07. No Adjustment. The Conversion Rate shall not be adjusted for any transaction or event other than for any transaction or event described in this Article 10. Without limiting the foregoing, the Conversion Rate shall not be adjusted:

(i) upon the issuance of any Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries (or the issuance of any shares of Common Stock pursuant to any such options or other rights);

(iii) upon the issuance of any Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) above and outstanding as of the date the Securities were first issued;

(iv) for accrued and unpaid interest, if any;

(v) for ordinary course stock repurchases that are not tender offers or exchange offers pursuant to Section 10.06(e), including structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives;

(vi) solely for a change in the par value of the Common Stock; or

(vii) for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or the right to purchase Common Stock or such convertible or exchangeable securities, except as described in Section 10.06.

No adjustment in the Conversion Rate less than one percent (1%) of the Conversion Rate as last adjusted (or, if never adjusted, the initial Conversion Rate) shall be made pursuant to Section 10.06(a) through Section 10.06(e); provided, however, that (i) the Company shall carry forward any adjustments that are not made as a result of the foregoing and make such carried forward adjustments with respect to the Conversion Rate when the cumulative effect of all adjustments not yet made will result in a change of one percent (1%) or more of the Conversion Rate as last adjusted (or, if never adjusted, the initial Conversion Rate) and (ii) notwithstanding the foregoing, all such deferred adjustments that have not yet been made shall be made (including any adjustments that are less than one percent (1%) of the Conversion Rate as last adjusted (or, if never adjusted, the initial Conversion Rate)) (1) on the effective date of any Fundamental Change or Make-Whole Fundamental Change and (2) on (A) the Conversion Date (in the case of Physical Settlement) and (B) on each Trading Day of any Observation Period (in the case of Cash Settlement or Combination Settlement, and in each case, after such adjustment shall be made such adjustments shall no longer be carried forward and taken into account in any subsequent adjustment to the Conversion Rate).

No adjustment to the Conversion Rate need be made pursuant to Section 10.06 for a transaction (other than for share splits or share combinations pursuant to Section 10.06(a)) if the Company makes provision for each Holder to participate in the transaction, at the same time and upon the same terms as holders of Common Stock participate in such transaction, without conversion, as if such Holder held a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex Date or effective date, as applicable, of the transaction (without giving effect to any adjustment pursuant to Section 10.06 on account of such transaction), multiplied by principal amount (expressed in thousands) of Securities held by such Holder. Notwithstanding anything in this Article 10 to the contrary, no adjustment to the Conversion Rate shall be made for any tender offer to purchase Common Stock commenced by the Company or any Subsidiary of the Company within 10 days of August 5, 2015.

Section 10.08. Other Adjustments. Whenever any provision of this Indenture requires the computation of an average of the Closing Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts over a period of multiple Trading Days (including an Observation Period and the period for determining the Applicable Price for purposes of a Make-Whole Fundamental Change), the Board of Directors, in its good faith determination, shall appropriately adjust such average to account for any event requiring, pursuant hereto, an adjustment to the Conversion Rate where the effective date, Ex Date or expiration date of such event occurs at any time on or after the first Trading Day of such period and on or prior to the last Trading Day of such period.

Section 10.09. Adjustments for Tax Purposes. Except as prohibited by law, the Company may (but is not obligated to) make such increases in the Conversion Rate, in addition to those required by Section 10.06 hereof, as it considers to be advisable to avoid or diminish any income tax to any holders of Common Stock (or rights to purchase Common Stock) resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or for any other reason.

Section 10.10. Notice of Adjustment and Certain Events. (a) Whenever the Conversion Rate is adjusted, the Company shall promptly file with the Trustee an Officers’ Certificate describing in reasonable detail the adjustment and the method of calculation used and the Company shall promptly send to the Holders in accordance with Section 13.01 a notice of the adjustment setting forth the adjusted Conversion Rate and the calculation thereof. The certificate and notice shall be conclusive evidence of the correctness of such adjustment.

(b) In case of any:

(i) action by the Company or one of its Subsidiaries that would require an adjustment to the Conversion Rate in accordance with Section 10.06 or Section 10.13;

(ii) Merger Event; or

(iii) voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall at least ten days prior to the anticipated effective date of such transaction or event cause written notice thereof to be sent to the Holder in accordance with Section 13.01 Such notice shall also specify, as applicable, the date or expected date on which the holders of Common Stock shall be entitled to a distribution and the date or expected date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up, as the case may be. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, Merger Event, dissolution, liquidation or winding-up.

Section 10.11. Effect of Reclassifications, Consolidations, Mergers, Binding Share Exchanges or Sales on Conversion Privilege. If on or after the date of this Indenture the Company:

(a) reclassifies the Common Stock (other than a change as a result of a subdivision or combination of Common Stock to which Section 10.06(a) applies);

(b) is party to a consolidation, merger or binding share exchange; or

(c) sells, transfers, leases, conveys or otherwise disposes of all or substantially all of the consolidated property or assets of the Company and its Subsidiaries, taken as a whole,

in each case, pursuant to which the Common Stock would be converted into or exchanged for, or would constitute solely the right to receive, cash, securities or other property (any such event, a “Merger Event”), each $1,000 principal amount of converted Securities will, from and after the effective time of such Merger Event, be convertible into the same kind, type and proportions of consideration that a holder of a number of shares of Common Stock equal to the Conversion Rate in effect immediately prior to such Merger Event would have received in such Merger Event (“Reference Property”) and, prior to or at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 9.01(a) providing for such change in the right to convert the Securities; provided, however, that at and after the effective time of the Merger Event (A) the Company shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Securities in accordance with Section 10.02 and (B) (I) any amount payable in cash upon conversion of the Securities in accordance with Section 10.02 shall continue to be payable in cash, (II) any Common Stock that the Company would have been required to deliver upon conversion of the Securities in accordance with Section 10.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property.

If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property into which the Securities will be convertible shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make such an election and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) of such weighted average as soon as reasonably practicable after such determination is made. If the holders receive only cash in such Merger Event, then for all conversions that occur after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Securities shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased pursuant to Section 10.14), multiplied by the price paid per share of Common Stock in such Merger Event and (B) the Company shall satisfy its Conversion Obligation by paying cash to converting Holders on the third Business Day immediately following the relevant Conversion Date.

The supplemental indenture referred to in the first sentence of this Section 10.11 shall provide for adjustments to the Conversion Rate that shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Rate provided for in this Article 10 and for the delivery of cash by the Company in lieu of fractional securities or property that would otherwise be deliverable to holders upon Conversion as part of the Reference Property, with such amount of cash determined by the Board of Directors in a manner as nearly equivalent as may be practicable to that used by the Company to determine the Closing Sale Price of the Common Stock. The provisions of this Section 10.11 shall similarly apply to successive consolidations, mergers, binding share exchanges, sales, transfers, leases, conveyances or dispositions.

The Company shall not consummate any Merger Event unless its terms are consistent with this Section 10.11.

None of the foregoing provisions shall affect the right of a Holder to convert its Securities into Common Stock (and cash in lieu of any fractional share) as set forth in Section 10.01 and Section 10.02 prior to the effective date of such Merger Event.

In the event the Company shall execute a supplemental indenture in accordance with this Section 10.11, the Company shall promptly file with the Trustee an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of Reference Property receivable by Holders of the Securities upon the conversion of their Securities after any such Merger Event and any adjustment to be made with respect thereto.

Section 10.12. Trustee’s Disclaimer. The Trustee and any other Conversion Agent shall have no duty to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require that any adjustment under this Article 10 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers’ Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.10 hereof. Neither the Trustee nor any other Conversion Agent makes any representation as to the validity or value of any securities or assets issued upon conversion of Securities, and neither the Trustee nor any other Conversion Agent shall be responsible for the failure by the Company to comply with any provisions of this Article 10 or to monitor any Person’s compliance with this Article 10.

The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 10.10, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers’ Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.11 hereof.

Section 10.13. Rights Distributions Pursuant to Shareholders’ Rights Plans. To the extent that on or after the date of this Indenture the Company adopts a rights plan (i.e., a poison pill) and such plan is in effect upon conversion of any Security or a portion thereof, the Company shall make provision such that each Holder thereof shall receive, in addition to, and concurrently with the delivery of, the Common Stock due upon conversion, the rights described in such plan, unless the rights have separated from the Common Stock before the time of conversion, in which case the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all holders of Common Stock, Distributed Property as described in Section 10.06(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 10.14. Increased Conversion Rate Applicable to Certain Securities Surrendered in Connection with Make-Whole Fundamental Changes. (a) Notwithstanding anything herein to the contrary, the Conversion Rate applicable to each Security that is surrendered for conversion, in accordance with this Article 10, at any time during the period (the “Make-Whole Conversion Period”) from, and including, the effective date (the “Effective Date”) of a Make-Whole Fundamental Change (which Effective Date the Company shall disclose in the written notice referred to in Section 10.14(e)) (A) if such Make-Whole Fundamental Change does not also constitute a Fundamental Change, to, and including, the Close of Business on the date that is thirty (30) Business Days after the later of (i) such Effective Date and (ii) the date the Company sends to Holders the relevant notice of the Effective Date or (B) if such Make-Whole Fundamental Change also constitutes a Fundamental Change, to, and including, the Close of Business on the Fundamental Change Repurchase Date corresponding to such Fundamental Change, shall be increased to an amount equal to the Conversion Rate that would, but for this Section 10.14, otherwise apply to such Security pursuant to this Article 10, plus an amount equal to the Make-Whole Applicable Increase.

(b) As used herein, “Make-Whole Applicable Increase” shall mean, with respect to a Make-Whole Fundamental Change, the amount, set forth in the following table, which corresponds to the Effective Date and the Applicable Price of such Make-Whole Fundamental Change:

	Applicable Price
Effective Date	$59.86	$62.00	$65.00	$68.50	$70.00	$75.00	$80.00	$85.00	$95.00	$110.00
August 25, 2015	2.1071	1.8273	1.4953	1.1737	1.0615	0.7481	0.5265	0.3638	0.1741	0.0515
September 1, 2016	2.1071	1.9031	1.5338	1.1883	1.0700	0.7375	0.5040	0.3415	0.1509	0.0369
September 1, 2017	2.1071	1.9450	1.5461	1.1752	1.0443	0.6948	0.4552	0.2920	0.1130	0.0196
September 1, 2018	2.1071	1.9305	1.4953	1.0949	0.9557	0.5935	0.3577	0.2085	0.0604	0.0024
September 1, 2019	2.1071	1.8015	1.3122	0.8803	0.7343	0.3828	0.1852	0.0791	0.0046	0.0006
September 1, 2020	2.1071	1.5305	0.7861	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

provided, however, that:

(i) if the actual Applicable Price of such Make-Whole Fundamental Change is between two (2) Applicable Prices listed in the table above under the column titled “Applicable Price,” or if the actual Effective Date of such Make-Whole Fundamental Change is between two Effective Dates listed in the table above in the row immediately below the title “Effective Date,” then the Make-Whole Applicable Increase for such Make-Whole Fundamental Change shall be determined by linear interpolation between the Make-Whole Applicable Increases set forth for such higher and lower Applicable Prices, or for such earlier and later Effective Dates based on a three hundred and sixty five (365) day year, as applicable;

(ii) if the actual Applicable Price of such Make-Whole Fundamental Change is greater than $110.00 per share (subject to adjustment in the same manner as the Applicable Prices pursuant to Section 10.14(b)(iii)), or if the actual Applicable Price of such Make-Whole Fundamental Change is less than $59.86 per share (subject to adjustment in the same manner as the Applicable Prices pursuant to Section 10.14(b)(iii)), then the Make-Whole Applicable Increase shall be equal to zero (0);

(iii) if an event occurs that requires, pursuant to this Article 10 (other than solely pursuant to this Section 10.14), an adjustment to the Conversion Rate, then, on the date and at the time such adjustment is so required to be made, each Applicable Price set forth in the table above under the column titled “Applicable Price” shall be deemed to be adjusted so that such Applicable Price, at and after such time, shall be equal to the product of (A) such Applicable Price as in effect immediately before such adjustment to such Applicable Price and (B) a fraction the numerator of which is the Conversion Rate in effect immediately before such adjustment to the Conversion Rate and the denominator of which is the Conversion Rate to be in effect, in accordance with this Article 10, immediately after such adjustment to the Conversion Rate;

(iv) each Make-Whole Applicable Increase amount set forth in the table above shall be adjusted in the same manner, for the same events and at the same time as the Conversion Rate is required to be adjusted pursuant to Section 10.06 through Section 10.13; and

(v) notwithstanding anything in this Article 10 to the contrary, in the event of any increase in the Conversion Rate that would result in the Securities in the aggregate becoming convertible into shares of Common Stock in excess of the share issuance limitations of the listing rules of The New York Stock Exchange, the Company shall, at its option (but without delaying delivery of consideration upon any conversion), either obtain stockholder approval of such issuances or deliver cash consideration in lieu of any shares of Common Stock otherwise deliverable upon conversions in excess of such limitations (calculated based on the applicable Settlement Amount determined as though the Company elected Cash Settlement with respect to those shares of Common Stock in excess of such limitations).

(c) Subject to Section 10.11, upon surrender of Securities for conversion in connection with a Make-Whole Fundamental Change, the Company shall, at its option, satisfy the related Conversion Obligation by Physical Settlement, Cash Settlement or Combination Settlement in accordance with Section 10.02; provided, however, that if at the effective time of a Make-Whole Fundamental Change described in clause (c) of the definition of Change in Control the consideration for the Common Stock is composed entirely of cash, for any conversion of Securities following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Applicable Price for the transaction and shall be deemed to be an amount equal to, per $1,000 principal amount of converted Securities, the Conversion Rate (including any Make-Whole Applicable Increase), multiplied by such Applicable Price. In such event, the Conversion Obligation will be determined and shall be paid to Holders in cash on the third Business Day following the Conversion Date.

(d) As used herein, “Applicable Price” shall have the following meaning with respect to a Make-Whole Fundamental Change: (i) if such Make-Whole Fundamental Change is a transaction or series of transactions described in clause (c) of the definition of Change in Control and the consideration (excluding cash payments for fractional shares or pursuant to statutory appraisal rights) for Common Stock in such Make-Whole Fundamental Change consists solely of cash, then the “Applicable Price” with respect to such Make-Whole Fundamental Change shall be equal to the cash amount paid per share of Common Stock in such Make-Whole Fundamental Change and (ii) in all other circumstances, the “Applicable Price” with respect to such Make-Whole Fundamental Change shall be equal to the average of the Closing Sale Prices per share of Common Stock for the five (5) consecutive Trading Days immediately preceding, but excluding, the Effective Date of such Make-Whole Fundamental Change, which average shall be appropriately adjusted by the Board of Directors, in its good faith determination, to account for any adjustment, pursuant hereto, to the Conversion Rate that shall become effective, or any event requiring, pursuant hereto, an adjustment to the Conversion Rate where the Ex Date of such event occurs, at any time during such five (5) consecutive Trading Days.

(e) The Company shall send to each Holder, in accordance with Section 13.01, written notice of the Effective Date of the Make-Whole Fundamental Change within ten (10)

days after such Effective Date. Each such notice shall also state that, in connection with such Make-Whole Fundamental Change, the Company shall increase, in accordance herewith, the Conversion Rate applicable to Securities entitled as provided herein to such increase (along with a description of how such increase shall be calculated and the time periods during which Securities must be surrendered in order to be entitled to such increase, including, without limitation, the last day of the Make-Whole Conversion Period).

(f) For avoidance of doubt, the provisions of this Section 10.14 shall not affect or diminish the Company’s obligations, if any, pursuant to Article 3 with respect to a Make-Whole Fundamental Change that also constitutes a Fundamental Change.

(g) Nothing in this Section 10.14 shall prevent an adjustment to the Conversion Rate pursuant to Section 10.06 in respect of a Make-Whole Fundamental Change.

ARTICLE 11

CONCERNING THE HOLDERS

Section 11.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, (ii) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 12 or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Securities, the Company or the Trustee may fix, but shall not be required to, in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

Section 11.02. Proof of Execution by Holders. Subject to the provisions of Section 12.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the security register of the Registrar or by a certificate of the Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 12.06.

Section 11.03. Persons Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Registrar may deem the Person in whose name a Security shall be registered upon the security register of the Registrar to be, and may treat it as, the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Registrar) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.12 and Section 4.01) accrued and unpaid interest on such Security, or the Fundamental Change Repurchase Price, if applicable, for conversion of such Security and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any Paying Agent nor any Conversion Agent nor any Registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security. Notwithstanding anything to the contrary in this Indenture or the Securities following an Event of Default, any holder of a beneficial interest in a Global Security may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Physical Security in accordance with the provisions of this Indenture.

ARTICLE 12

HOLDERS’ MEETINGS

Section 12.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 12 for any of the following purposes:

(a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

(b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

(d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

Section 12.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 12.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 11.01, shall be sent to Holders of such Securities at their addresses as they shall appear on the security register of the Registrar. Such notice shall also be sent to the Company. Such notices shall be sent not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 12.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have sent the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 12.01, by sending notice thereof as provided in Section 12.02.

Section 12.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 12.05. Regulations. Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 12.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the outstanding Securities represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 2.09, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by such Holder or proxyholder, as the case may be; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 12.02 or Section 12.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of outstanding Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 12.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding principal amount of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was sent as provided in Section 12.02. The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 12.07. No Delay of Rights by Meeting. Nothing contained in this Article 12 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities. Nothing contained in this Article 12 shall be deemed or construed to limit any Holder’s actions pursuant to the Applicable Procedures so long as the Securities are Global Securities.

ARTICLE 13

MISCELLANEOUS

Section 13.01. Notices. Any notice or communication by the Company or the Trustee to the other shall be deemed to be duly given if made in writing and delivered:

(a) by hand (in which case such notice shall be effective upon delivery);

(b) by facsimile or other electronic transmission (in which case such notice shall be effective upon receipt of confirmation of good transmission thereof); or

(c) by overnight delivery by a nationally recognized courier service (in which case such notice shall be effective on the Business Day immediately after being deposited with such courier service),

in each case to the recipient party’s address set forth in this Section 13.01; provided, however, that notices to the Trustee shall only be effective upon the Trustee’s actual receipt thereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication sent to a Holder shall be sent to the Holder at its address shown on the register kept by the Registrar. Any notice or communication to be delivered to a Holder of a Global Security shall be transmitted to the Depository in accordance with its Applicable Procedures. Failure to send or transmit a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

If a notice or communication to a Holder is sent in the manner provided above, it is duly given, whether or not the addressee receives it.

If the Company sends or transmits a notice or communication to Holders, it shall send a copy to the Trustee and each Securities Agent at the same time. If the Trustee or the Securities Agent is required, pursuant to the express terms of this Indenture or the Securities, to send a notice or communication to Holders, the Trustee or the Securities Agent, as the case may be, shall also send a copy of such notice or communication to the Company.

All notices or communications shall be in writing.

The Company’s address is:

Motorola Solutions, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attention: Corporate Vice President and Treasurer

With a copy to:

Motorola Solutions, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attention: Assistant Treasurer

The Trustee’s address is:

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, 7th Floor

Chicago, Illinois 60602

Attention: Client Service Manager (Motorola Solutions, Inc. 2015 Indenture)

Facsimile: (312) 827-8542

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder (collectively, “Electronic Means”); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses (except to the extent attributable to the Trustee’s gross negligence, willful misconduct or bad faith) arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 13.02. Communication by Holders with Other Holders. To the extent the TIA is then applicable: (A) The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA §312(c) and (B) Holders may communicate pursuant to TIA §312(b) with other Holders with respect to their rights under this Indenture or the Securities.

Section 13.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture other than an action to be taken on the Issue Date in connection with the initial issuance of the Securities, the Company shall furnish to the Trustee:

(a) an Officers’ Certificate stating that, in the opinion of the signatories to such Officers’ Certificate, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each signatory to an Officers’ Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers’ Certificate or certificates of public officials or other representations or documents as to factual matters.

Section 13.04. Statements Required in Certificate or Opinion. Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA § 314(a)(4)) which shall comply with the provisions of TIA § 314(e) and shall include:

(a) a statement that the Person making such certificate or opinion has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.05. Rules by Trustee and Agents. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

Section 13.06. Legal Holidays. If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day, and no interest shall accrue on that payment for the intervening period.

Section 13.07. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

Section 13.08. Facsimile and PDF Delivery of Signature Pages. The exchange of copies of this Indenture and of signature pages by facsimile or portable document format (“PDF”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 13.09. Governing Law. THIS INDENTURE AND THE SECURITIES, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE OR THE SECURITIES, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating solely to this Indenture or the transactions contemplated hereby, to the general jurisdiction of the Supreme Court of the State of New York, County of New York or the United States Federal District Court sitting for the Southern District of New York (and appellate courts thereof);

(b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 13.01 or at such other address of which the other party shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (a) are not available despite the intentions of the parties hereto;

(e) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;

(f) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Indenture, to the extent permitted by law; and

(g) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Indenture or the Securities.

Section 13.10. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors.

Section 13.12. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 13.13. Table of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.14. Calculations in Respect of the Securities. The Company and its agents shall make all calculations under this Indenture and the Securities. These calculations include, but are not limited to, determinations of the Closing Sale Price of the Common Stock, the number of shares deliverable upon conversion, the Daily VWAPS, the Daily Settlement Amounts, the Daily Conversion Values, the Conversion Rate of the Securities and amounts of interest payable on the Securities. The Company and its agents shall make all of these calculations in good faith, and, absent manifest error, such calculations shall be final and binding on all Holders. The Company shall provide a copy of such calculations to the Trustee as required hereunder, and, the Trustee shall be entitled to conclusively rely on the accuracy of any such calculation without independent verification.

Section 13.15. No Personal Liability of Directors, Officers, Employees or Shareholders. None of the Company’s past, present or future directors, officers, employees or stockholders, as such, shall have any liability for any of the Company’s obligations under this Indenture or the Securities or for any claim based on, or in respect or by reason of, such obligations or their creation. By accepting a Security, each holder waives and releases all such liability. This waiver and release is part of the consideration for the issue of the Securities.

Section 13.16. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 13.17. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required or deemed to be included in this Indenture by the TIA, such required or deemed provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 13.18. No Security Interest Created. Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 13.19. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Securities Agent and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 13.20. Withholding. Notwithstanding anything herein to the contrary, the Company, the Trustee, the Registrar, the Paying Agent and the Conversion Agent, as applicable, shall have the right to deduct and withhold from any payment or distribution made with respect to this Indenture and any Security (or the issuance of shares of Common Stock upon conversion of the Security) such amounts as are required to be deducted or withheld with respect to the making of such payment or distribution (or issuance) under any Applicable Tax Law without liability therefor. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes under this Security as having been paid to the Holder. In the event the Company, the Trustee, the Registrar, the Paying Agent or the Conversion Agent previously remitted any amounts to a governmental entity on account of taxes required to be deducted or withheld in respect of any payment or distribution (or deemed distribution) under this Indenture or with respect to any Security, the Company, the Registrar, the Paying Agent or the Conversion Agent, as applicable, shall be entitled to offset any such amounts against any amounts otherwise payable in respect of this Indenture or any Security (or the issuance of shares of Common Stock upon conversion).

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

MOTOROLA SOLUTIONS, INC.

By:	/s/ Robert O’Keef
	Name:	Robert O’Keef
	Title:	Corporate Vice President and Treasurer

[Signature Page to Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee, Registrar, Paying Agent and Conversion Agent

By:	/s/ Valere D. Boyd
	Name:	Valere D. Boyd
	Title:	Vice President

[Signature Page to Indenture]

EXHIBIT A

[FORM OF FACE OF SECURITY]

[INSERT SECURITY PRIVATE PLACEMENT LEGEND AND GLOBAL SECURITY LEGEND, AS REQUIRED]

MOTOROLA SOLUTIONS, INC.

Certificate No.

2.0% Convertible Senior Notes Due 2020 (the “Securities”)

CUSIP No. [        ]*

ISIN No. [        ]*

Motorola Solutions, Inc., a Delaware corporation (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [            ]1 [Cede & Co.]2, or its registered assigns, the principal sum [of [            ] dollars ($[            ])]3 [as set forth in the “Schedule of Increases and Decreases in the Global Security” attached hereto, which amount, taken together with the principal amounts of all other outstanding Securities, shall not, unless permitted by the Indenture, exceed one billion dollars ($1,000,000,000) in aggregate at any time, in accordance with the rules and procedures of the Depository]4, on September 1, 2020 (the “Maturity Date”), and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 1 and September 1.

Record Dates: February 15 and August 15.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

*	SLP Global Security CUSIP No. is 620076 BG3 and ISIN No. is US620076BG39. Restricted Global Security CUSIP No. is 620076 BK4 and ISIN No. is US620076BK41.
[1]	This is included for Physical Securities.
[2]	This is included for Global Securities.
[3]	This is included for Physical Securities.
[4]	This is included for Global Securities.

IN WITNESS WHEREOF, Motorola Solutions, Inc. has caused this instrument to be duly signed.

MOTOROLA SOLUTIONS, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:
Authorized Signatory

Dated:

[Authentication Page for Motorola Solutions, Inc.’s 2.0% Convertible Senior Notes due 2020]

[FORM OF REVERSE OF SECURITY]

MOTOROLA SOLUTIONS, INC.

2.0% Convertible Senior Notes Due 2020

1. Interest. Motorola Solutions, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest, payable semi-annually in arrears, on March 1 and September 1 of each year, with the first payment to be made on March 1, 2016. Interest on the Securities will accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, August 25, 2015, in each case to, but excluding, the next Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the rate borne by the Securities. In certain circumstances, Additional Interest will be payable in accordance with Section 6.02(b) of the Indenture (as defined below) and any reference to “interest” shall be deemed to include any such Additional Interest.

2. Maturity. The Securities will mature on the Maturity Date.

3. Method of Payment. Except as provided in the Indenture, the Company will pay interest on the Securities to the Persons who are Holders of record of Securities at the Close of Business on the Record Date set forth on the face of this Security immediately preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount plus, if applicable, accrued and unpaid interest, if any, or the Fundamental Change Repurchase Price, payable as herein provided on the Maturity Date or any Fundamental Change Repurchase Date, as applicable.

4. Paying Agent, Registrar, Conversion Agent. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without prior notice.

5. Indenture. The Company issued the Securities under an Indenture dated as of August 25, 2015 (the “Indenture”) between the Company and the Trustee. The Securities are subject to all terms set forth in the Indenture, and Holders are referred to the Indenture for a statement of such terms. The Securities are unsecured senior obligations of the Company limited to $1,000,000,000 aggregate principal amount, except as otherwise provided in the Indenture (and except for Securities issued in substitution for destroyed, lost or wrongfully taken Securities). Terms used herein without definition and which are defined in the Indenture have the meanings assigned to them in the Indenture. In the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

6. Redemption. No redemption or sinking fund is provided for the Securities.

7. Repurchase at Option of Holder Upon a Fundamental Change. Subject to the terms and conditions of the Indenture, in the event of a Fundamental Change, each Holder of the Securities shall have the right, at the Holder’s option, to require the Company to repurchase such Holder’s Securities including any portion thereof which is $1,000 in principal amount or any integral multiple thereof on the Fundamental Change Repurchase Date at a price payable in cash equal to the Fundamental Change Repurchase Price.

8. Conversion. The Securities shall be convertible into cash, Common Stock or a combination of cash and Common Stock, as applicable, as specified in the Indenture. To convert a Security, a Holder must satisfy the requirements of Section 10.02(a) of the Indenture. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or an integral multiple of $1,000 principal amount.

Upon conversion of a Security, the Holder thereof shall be entitled to receive the cash and/or Common Stock payable upon conversion in accordance with Article 10 of the Indenture.

9. Denominations, Transfer, Exchange. The Securities are in registered form, without coupons, in denominations of $1,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges as set forth in the Indenture. The Company or the Trustee, as the case may be, shall not be required to register the transfer of or exchange any Security for which a Repurchase Notice has been delivered, and not withdrawn, in accordance with the Indenture, except the unrepurchased portion of Securities being repurchased in part.

10. Persons Deemed Owners. The registered Holder of a Security will be treated as its owner for all purposes. Only registered Holders of Securities shall have the rights under the Indenture.

11. Amendments, Supplements and Waivers. The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Securities, and in certain other circumstances, with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and in other circumstances with consent of the Holders of 100% of the aggregate principal amount of the outstanding Securities, to amend or supplement the Indenture or the Securities.

12. Defaults and Remedies. Subject to certain exceptions, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Securities then outstanding by notice to the Company and the Trustee may declare the principal of, and any accrued and unpaid interest on, all Securities to be due and payable immediately. If any of certain bankruptcy or insolvency-related Events of Default occurs and is continuing, the principal of, and accrued and unpaid interest on, all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind or annul an acceleration and its consequences if certain conditions specified in the Indenture are satisfied.

13. Trustee Dealings with the Company. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for, the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

Motorola Solutions, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attention: Corporate Vice President and Treasurer

ATTACHMENT 1

FORM OF ASSIGNMENT

I or we assign to
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(please print or type name and address)

the within Security and all rights thereunder, and hereby irrevocably constitute and appoint

Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:
NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Registrar.

Signature Guarantee:

In connection with any transfer of this Security occurring prior to the Resale Restriction Termination Date, the undersigned confirms that it is making, and it has not utilized any general solicitation or general advertising in connection with, the transfer:

[Check One]

(1)	to Motorola Solutions, Inc. or any Subsidiary thereof; or

(2)	pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the “Securities Act”);

(3)	to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A;

(4)	pursuant to an exemption from registration provided by Rule 144 under the Securities Act; or

(5)	pursuant to any other available exemption from the registration requirements of the Securities Act.

Unless one of the items (1) through (5) is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4) or (5) is checked, the Company, the transfer agent or the Registrar may require, prior to registering any such transfer of the Securities, in their sole discretion, such written certifications and, in the case of item (5), such other evidence or legal opinions required by the Indenture to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee:

ATTACHMENT 2

FORM OF CONVERSION NOTICE

To convert this Security in accordance with the Indenture, check the box: ☐

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$

If you want the stock certificate representing the Common Stock issuable upon conversion made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

☐ CHECK IF APPLICABLE:	The person in whose name the Common Stock will be issued is not (and has not been for the three months preceding the applicable Conversion Date) an “affiliate” (as defined in Rule 144 under the Securities Act of 1933, as amended) of the Company, and the Common Stock will upon issuance be freely tradable by such person.

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

ATTACHMENT 3

FORM OF REPURCHASE NOTICE

Certificate No. of Security:

Principal Amount of this Security: $

If you want to elect to have this Security purchased by the Company pursuant to Section 3.01 of the Indenture, check the box: ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 3.01 of the Indenture, state the principal amount to be so purchased by the Company:

$

(in an integral multiple of $1,000)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

SCHEDULE A5

SCHEDULE OF INCREASES AND DECREASES IN THE GLOBAL SECURITY

Motorola Solutions, Inc.

2.0% Convertible Senior Notes Due 2020

The initial principal amount of this Global Security is                      DOLLARS ($        ). The following increases or decreases in this Global Security have been made:

Date of Increases and Decreases	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

[5]	This is included in Global Securities.

EXHIBIT B-1A

FORM OF SECURITIES PRIVATE PLACEMENT LEGEND

Each Global Security and Physical Security that constitutes a Restricted Security shall bear the following “Security Private Placement Legend”:

THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

AGREES FOR THE BENEFIT OF MOTOROLA SOLUTIONS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED IN THE INDENTURE PURSUANT TO WHICH THIS SECURITY WAS ISSUED), EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER TO A SECURITY THAT DOES NOT BEAR A SECURITY PRIVATE PLACEMENT LEGEND IN ACCORDANCE WITH (D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY THE COMPANY IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

B-1A-1

EXHIBIT B-1B

FORM OF COMMON STOCK PRIVATE PLACEMENT LEGEND

Each share of Common Stock that constitutes a Restricted Security shall bear the following “Common Stock Private Placement Legend”:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

AGREES FOR THE BENEFIT OF MOTOROLA SOLUTIONS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED IN THE INDENTURE PURSUANT TO WHICH THIS SECURITY WAS ISSUED), EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER TO A SECURITY THAT DOES NOT BEAR A COMMON STOCK PRIVATE PLACEMENT LEGEND IN ACCORDANCE WITH (D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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EXHIBIT B-2

FORM OF LEGEND FOR GLOBAL SECURITY

Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.15 AND 2.16 OF THE INDENTURE.

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EXHIBIT C

Form of Notice of Transfer Pursuant to Registration Statement

Motorola Solutions, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attention: Treasurer

Facsimile: (847) 576-6301

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, 7th Floor

Chicago, Illinois 60602

Attention: Client Service Manager (Motorola Solutions, Inc. 2015 Indenture)

Facsimile: (312) 827-8542

Re: Motorola Solutions, Inc. (the “Company”) 2.0% Convertible Senior Notes Due 2020 (the “Securities”)

Ladies and Gentlemen:

Please be advised that                      has transferred $         aggregate principal amount of the Securities (CUSIP:                     ) and                  shares of the Company’s common stock, par value $0.01 per share, issuable on conversion of the Securities (“Common Stock”) pursuant to an effective Registration Statement on Form S-3 (File No. 333-            ).

Very truly yours,

(Name)

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EXHIBIT D

FORM OF CERTIFICATE OF TRANSFER

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, 7th Floor

Chicago, Illinois 60602

Attention: Client Service Manager (Motorola Solutions, Inc. 2015 Indenture)

Re: 2.0% Convertible Senior Notes due 2020

Reference is hereby made to the Indenture, dated as of August 25, 2015 (the “Indenture”), among Motorola Solutions, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     (the “Transferor”) owns and proposes to transfer an interest in the Restricted Global Security (CUSIP:                     ) in the principal amount of $         (the “Transfer”), to                      (the “Transferee”) who will take an interest in the                      (CUSIP:                     ). In connection with the Transfer, the Transferor hereby certifies that:

[EITHER CHECK BOX 1 AND THE BOX IN THE APPLICABLE LETTERED PARAGRAPH UNDERNEATH OR CHECK BOX 2]

1. ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY.

(a) ☐ CHECK IF TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. Such Transfer is being effected pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and, if applicable, in compliance with the prospectus delivery requirements of the Securities Act.

(b) ☐ CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Security Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest will no longer be subject to the restrictions on transfer enumerated in the Security Private Placement Legend printed on the Restricted Global Security and in the Indenture.

(c) ☐ CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer

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restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Security Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest will not be subject to the restrictions on transfer enumerated in the Security Private Placement Legend printed on the Restricted Global Security and in the Indenture.

2. ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY (OTHER THAN A SLP GLOBAL SECURITY). The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor hereby further certifies that the beneficial interest is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. The Restricted Global Securities will continue to be subject to the restrictions on transfer enumerated in the Security Private Placement Legend printed on the Restricted Global Securities and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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EXHIBIT E

FORM OF CERTIFICATE OF EXCHANGE

The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, 7th Floor

Chicago, Illinois 60602

Attention: Client Service Manager (Motorola Solutions, Inc. 2015 Indenture)

Re: 2.0% Senior Convertible Notes due 2020

Reference is hereby made to the Indenture, dated as of August 25, 2015 (the “Indenture”), among Motorola Solutions, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     (the “Owner”) owns and proposes to exchange an interest in the Restricted Global Security (CUSIP:                     ) in the principal amount of $         for an interest in                      (CUSIP:                     ) (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

[EITHER CHECK BOX 1 OR CHECK BOX 2]

1. ☐ CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Security Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. ☐ CHECK IF OWNER WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner’s beneficial interest in a SLP Global Security for a beneficial interest in another Restricted Global Security in an equal principal amount, the Owner hereby certifies that such beneficial interest being acquired is for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Global Securities will continue to be subject to the restrictions on transfer enumerated in the Security Private Placement Legend printed on the Restricted Global Securities and in the Indenture and the Securities Act.

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This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Owner]

By:
Name:
Title:

Dated:

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